EXHIBIT 10.1



                           GENERAL AGENCY AGREEMENT
                     (hereinafter called the "Agreement")

                                   between

                        HALLMARK GENERAL AGENCY, INC.
                   (hereinafter called the "General Agent")

                                     and

                     CLARENDON NATIONAL INSURANCE COMPANY
                      (hereinafter called the "Company")

                              DECLARATIONS PAGE


           These Declarations, together with the Agreement and all Schedules, Exhibits and Amendments thereto constitute the general agency agreement between the Company and the General Agent. Capitalized terms used in these Declarations and not otherwise defined herein shall have the meanings ascribed to them in Section 1.1 in the Agreement (all such meanings to be equally applicable in the singular and plural forms).


 A.   Names and Addresses of the Parties:

         Clarendon National Insurance Company (the "Company")
         7 Times Square
         New York, NY  10036

         Hallmark General Agency, Inc. (the "General Agent")
         777 Main Street, Suite 1000
         Fort Worth, TX 76102

         Hallmark Financial Services, Inc. (the "Parent Guarantor") 777 Main Street, Suite 1000
         Fort Worth, TX 76102


 B.   Effective Date:      July 1, 2004


 C.   Authorized Coverages and Maximum Limits of Liability.

           The coverages and limits set forth on Exhibit A attached to this Declarations Page, are subject to and limited by the reinsurance terms under the Quota Share Treaty. If the Quota Share Treaty has not been executed, the coverage and limits of liability shall be based upon the proposed reinsurance terms set forth in the reinsurance placement slip for the Quota Share Treaty. Notwithstanding anything in Exhibit A or this Agreement to the contrary, the coverages and limits of liability shall conform to the Quota Share Treaty as if the terms of the Quota Share Treaty have been incorporated into this Agreement.


 D.   States.

      The states set forth on Exhibit B attached to this Declarations Page.


 E.   Maximum Volume per Underwriting Year.

      $80,000,000 of Net Written Premium.


 F.   First Underwriting Year.

      The first Underwriting Year is the period from August 15th, 2001 to and including June 30th of 2002, and each subsequent Underwriting Year will be the period commencing July 1st and ending June 30th of such year.


 G.   Commission Formula:

   (1) During the period from August 15th, 2001 to and including June 30, 2004, the General Agent's compensation shall be determined as set forth in the August 15th, 2001General Agency Agreement as amended by Addendum #1 and , Addendum #2.

   (2) Effective July 1, 2004, the General Agent's compensation shall be determined in accordance with Item G.(2) of the Declaration Page and
        Article 3 of this Agreement.

      (i) Initial Provisional Commission Rate;

      Twenty Four  percent (24.00%) of collected Net Written Premium

      (ii) Company's Pre-Tax Retained Fee Rate (exclusive of state mandated fees including but not limited to taxes, boards and bureaus);

      Five percent (5.00%) [of collected Net Written Premium]

      (iii) Tax Allowance Rate (inclusive of state mandated fees including but not limited to taxes, boards and bureaus);

      Three percent (3.00%) [of collected Net Written Premium]

      (iv) Audit Premium Collateral Rate;

      N/A percent (N/A%) [of collected Net Written Premium]

      (v) Audit Premium Proportionate Share Rate;

      N/A percent (N/A%) [of uncollected Audit Premium for which the General Agent may be liable to the Company provided that the General Agent has diligently performed the actions set forth in Section 4.3(b).]


 H.   Addenda:

      The following addendum/addenda shall be attached to and considered an integral part of this Agreement, and shall be deemed incorporated into this Agreement.

      August 15th, 2001 General Agency Agreement, effective August 15th, 2001 Addendum #1, effective October 10th, 2003
      Addendum #2, effective August 15th, 2003

 I.   The Company's Underwriting Guidelines.

      The Company' underwriting guidelines, underwriting standards and/or filed rates and forms, if so imposed and not otherwise set forth in this Agreement, may be attached to this Declarations page as Exhibit C, and shall be part of the Underwriting Standards as defined in the Agreement.


 Dated:    New York, NY
           Date


 Attest:                       HALLMARK GENERAL AGENCY, INC.


 /s/ Joyce Wilhelm             By: /s/ Kevin Kasitz
 ----------------------        ------------------------------
                               Title:

 Attest:                       CLARENDON NATIONAL INSURANCE COMPANY


 /s/ Luba Ilyasova             By: /s/ Gary Ketels
 ----------------------        ------------------------------
                               Title:

                                  EXHIBIT A
                                  ---------

              AUTHORIZED COVERAGES, MAXIMUM LIMITS OF LIABILITY
              -------------------------------------------------

 Authorized Coverages                    Maximum Limits of Liability
 --------------------                    ---------------------------
 Automobile BI
 - Automobile PD                              $500,000
 - Automobile CSL                             $1,000,000
 - Uninsured/Underinsured                     $1,000,000
 - Garage Liability                           $1,000,000/$3,000,000

 General Liability:
 - Each Occurrence                            $1,000,000
 - General Aggregate                          $2,000,000
 - Prod/Comp Opps Agg                         $2,000,000

 Medical Payments
 - Personal Injury
 - Personal Injury                            $10,000
 - Personal Injury                            $1,000,000
 - Professional Liability                     $1,000,000
 - Employer Liability (Stop Gap - ID,         $500,000/$500,000/$500,000
   OR & WA)

 Commercial Property                          $5,000,000 any risk
 - Commercial Inland Marine                   $2,000,000
 - Commercial Crime                           $500,000

                                  EXHIBIT B
                                  ---------

                              AUTHORIZED STATES
                              -----------------


 Idaho
 New Mexico
 Oregon
 Texas
 Washington


                                   RECITALS
                                   --------

           A. The Company would like the General Agent to produce and administer the Company's insurance policies and renewals thereof ("Policies", or individually, the "Policy") for the insurance coverages listed on Exhibit A attached to the Declarations and in the states listed on Exhibit B attached to the Declarations during the period from the date of this Agreement ("Effective Date") until this Agreement terminates, and the General Agent is willing to do so on behalf of the Company in accordance with the terms of this Agreement.

           B. The General Agent acknowledges that the Company is at risk under, and has ultimate responsibility for, the Policies; therefore, the General Agent agrees that the Company will make the final decision on all matters pertaining to the Policies.

           C.   The parties intend that the Company shall earn a profit from
 the issuance of the Policies.   In keeping with that intention, the General
 Agent will diligently perform its duties under this Agreement in an ethical, legal and professional manner, and to the best of its abilities. The Company and the General Agent have agreed to amend and restate their rights and obligations under the August 15th, 2001 General Agency Agreement as amended by Addendum #1 and Addendum #2, which are attached hereto and incorporated herein by reference. The Company and the General Agent agree that any dispute arising under the August 15th, 2001 General Agency Agreement as amended by Addendum #1 and Addendum #2 will be resolved in accordance with the terms of this Agreement.


           IN CONSIDERATION OF THE MUTUAL PROMISES EXCHANGED, the parties agree as follows:


                                  ARTICLE 1

                                 DEFINITIONS
                                 -----------

      1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings, which apply to both the singular and plural forms of the terms defined:

      "Adjusted Commission" is defined in Section 3.2(b).

      "Adjusted Commission Rate" is defined in Section 3.6.

      "Agent" is defined in Section 2.1.

      "Agreement" means this agreement.

      "Audit Premium" is defined in Section 4.3.

      "Audit Premium Collateral" is defined in Section 3.4(b).

      "Audit Premium Collateral Rate" means the percentage of Net Written Premium to be withheld by the Company as collateral from commission payable to the General Agent to secure audit premium, which rate is set in Item G of the Declarations.

      "Audit Premium Proportionate Share Rate" means the maximum percentage of uncollected Audit Premium for which the General Agent may be liable to the Company provided that the General Agent has diligently performed the actions set forth in Section 4.3(b). The "Audit Premium Proportionate Share Rate" is set in Item G of the Declarations.

      "Company" means the entity or entities designated as the Company in Item A of the Declarations.

      "Company's Fee Rate" means the sum of the Company's Pre-Tax Retained Fee Rate and the Tax Allowance Rate.

      "Company's Pre-Tax Retained Fee Rate" means the percentage of Net Written Premium retained by the Company under the terms of this Agreement, excluding state mandated fees, taxes, boards and bureaus, which rate is set in Item G of the Declarations.

      "Declarations" means the terms and/or definitions attached hereto on the "Declarations Page".

      "Effective Date" means the date of this Agreement designated as the Effective Date in Item B of the Declarations.

      "Forms and Rates" is defined in Section 2.6(h).

      "General Agent" means the entity or entities designated as the General Agent in Item A of the Declarations.

      "Guarantor" means the person or persons designated as the Guarantor in Item A of the Declarations.

      "Initial Provisional Commission Rate" means that provisional commission rate used in Section 3.5(b) if a Quota Share Treaty (i) has not been executed, or (ii) has terminated and is not in effect and does not reinsure the Company for Policies with effective dates on or after the termination date of the respective Quota Share Treaty, which rate is set in Item G of the Declarations.

      "Loss Corridor Collateral" is defined in Section 3.3(b).

      "Loss Corridor Rate" means the portion of losses and loss adjustment expenses, expressed as a percentage of Net Written Premium, which are not recoverable by the Company under the terms of the Quota Share Treaty.

      "MGA Notification" is defined in Section 2.7(c).

      "Net Written Premium" means gross written premium less premium returned for Policy cancellations.

      "Policy" is defined in recital A.

      "Policyholder" means the holder of a Policy.

      "Provisional Commission" is defined in Section 3.2(a).

      "Provisional Commission Rate" is defined in Section 3.5.

      "Quota Share Treaty" means the relevant quota share reinsurance agreement reinsuring the insured risks under the Policies.

      "Return Commission" is defined in Section 3.1(a).

      "Tax Allowance Rate" means the percentage of Net Written Premium retained by the Company under the terms of this Agreement for state mandated fees, taxes, boards and bureaus, which rate is set in Item G of the Declarations.

      "Underwriting Standards" is defined in Section 2.5(c).

      "Underwriting Year" means each accounting period as defined in Section 2.6(f).


                                  ARTICLE 2

                            UNDERWRITING AUTHORITY
                            ----------------------

      2.1 Authority to Issue Policies. From the Effective Date to the termination of this Agreement the General Agent shall have the authority to issue Policies and binders in compliance with the standards set forth in Sections 2.5 and 2.6 through duly licensed insurance brokers, agents, producers, or similar persons or companies (collectively "Agents").
 The appointment of, and authority granted to, the General Agent is not exclusive, and the Company may, if it wishes, appoint additional general agents to issue Policies.

      2.2   Appointment of Agents.   In those states where the insurer is
 required to appoint Agents, the Agents shall be appointed by or on behalf of the Company. The General Agent shall reimburse the Company for any fees and appointment costs (including any costs incurred by the Company, Company affiliates or through an independent vendor on the Company's behalf to process agency appointments) that the Company is required to pay to appoint the General Agent or any Agent. The General Agent shall not authorize or permit any Agent to issue Policies on behalf of the Company unless the Company has given the General Agent its written approval for such authorization.

      2.3   Responsibility for Agents.   The General Agent shall be solely
 responsible for overseeing the placement of business through Agents, and any agreements regarding the placement of such business shall be made directly between the General Agent and the Agents. Such agreements entered into by the General Agent after the Effective Date shall contain language stating that the Agents shall have no claim against the Company, and will look solely to the General Agent, to recover any costs, expenses, or damages incurred by the Agents as a result of any act or omission of the General Agent, whether the General Agent is acting on its own behalf or on behalf of the Company. The General Agent agrees to indemnify the Company against any fines levied against, or expenses incurred by, the Company as a result of
 (i) the General Agent accepting business from an unlicensed Agent, (ii) the failure of the General Agent or any Agent or the Company due to the General Agent's action or inaction to comply with any applicable statute, rule or requirement regulating the business relationship between the Company and the General Agent or any Agent, or (iii) the failure of the General Agent or any Agent to comply with any applicable duties and obligations under the Gramm-Leach-Bliley Act or any state law or regulation implementing the same; and the General Agent shall upon discovery promptly notify the Company of any such non-compliance.

      2.4   Form 1099.   The General Agent shall prepare separate, itemized
 monthly statements of the business placed by each Agent through the General Agent, and shall furnish each Agent with an IRS Form 1099 each year when required.

      2.5   Standards for Issuing Policies and for Underwriting Services.

           (a) The General Agent is authorized to bind coverage, issue and endorse Policies in the name of the Company, and cancel or refuse to renew binders or Policies in its reasonable judgment and in accordance with all applicable laws and regulations.

           (b) Upon signing this Agreement, the General Agent shall provide to the Company a copy of its then in effect underwriting standards, and the General Agent shall provide to the Company any updates, modifications, or amendments thereof no less than annually throughout the term of this Agreement.

           (c) Prior to the issuance of any Policies, the General Agent shall submit proposed written standards or guidelines ("Underwriting Standards") to the Company for the underwriting services to be provided by the General Agent under this Agreement. The Underwriting Standards shall be subject to the approval of the Company. All underwriting services to be provided by the General Agent under this Agreement shall conform to the Underwriting Standards. After the Underwriting Standards have been approved by the Company, the General Agent shall be solely responsible for assuring that they comply with all governmental statutes, rules, or regulations of any applicable jurisdiction. The General Agent shall perform its obligations in conformity with any standards, instructions, practices or procedures which the Company may, from time to time, provide to the General Agent, which standards, instructions, practices and procedures shall, when provided to the General Agent, become part of the Underwriting Standards. The General Agent shall submit any proposed updates and changes to the Underwriting Standards to the Company for approval, and if such updates and changes are approved by the Company, then such approved updates and changes shall become part of the Underwriting Standards. The Underwriting Standards shall include, without limitation, the basis of premium rates to be charged, the lines of insurance coverages which may be written, maximum limits of liability, applicable exclusions from coverage, territorial limitations, cancellation provisions, the maximum Policy period, and control of Policy issuance.

           (d) The Company agrees that it will keep confidential any underwriting guidelines proposed by the General Agent for one year after termination of this Agreement, unless the GA is terminated for cause .

           (e) The Underwriting Standards shall also include the limitations and exclusions set forth in the Company's Quota Share Treaties covering business produced under this Agreement and the Policies. The Company agrees to, where applicable, provide the relevant sections of the Quota Share Treaties to the General Agent, either directly or through a reinsurance intermediary or other representative. Once the General Agent receives copies of the Quota Share Treaties, the limitations and exclusions set forth in the Quota Share Treaties will become part of the Underwriting Standards, and the General Agent will be bound by such limitations and exclusions, unless such limitations and exclusions are or have been expressly waived by the Company.

           (f) Unless expressly authorized by the Company, the General Agent has no authority to issue a policy covering risks not covered by reinsurance. In the event the General Agent seeks the Company's consent to issue such a policy, the Company may either (i) inform the General Agent not to write the risk, (ii) provide its consent and authorize the General Agent to write the risk, or (iii) instruct the General Agent to modify the policy form to exclude damages caused by the risks excluded under the Quota Share Treaty. If a risk is expressly covered by the filed and approved policy form (e.g., definition of Insured) but the reinsurance agreement, by its express terms, does not cover a particular risk, the General Agent still has the obligation to obtain the Company's consent before issuing a policy for the risk excluded by the reinsurance agreement. The General Agent cannot and shall not rely upon the Company's filed policy form as evidence of the Company's consent pursuant to Section 2.5(f)(ii) in the event the Company brings a claims for damages arising from the issuance of a policy outside the scope of the General Agent's authority for a risk excluded by the Quota Share Treaty.

           (g) Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the Company (i) shall retain ultimate control and responsibility of the functions it has delegated hereunder, and (ii) has and will retain the authority to make the final decisions on underwriting matters including, without limitation, the acceptance, rejection, or canceling of risks. The General Agent acknowledges that the Company is at risk under, and has ultimate responsibility for, the Policies; therefore, the General Agent agrees that the Company retains the right to make the final decision on all matters pertaining to the Policies. The General Agent will diligently perform its duties under this Agreement in an ethical, legal and professional manner, and to the best of its abilities.

           (h) The General Agent shall be and remain in compliance with, and shall ensure that all Agents are in compliance with the laws and regulations pertaining to the Gramm-Leach-Bliley Act or any state law or regulation implementing the same.

      2.6   Provisions and Authority.   The General Agent shall adhere to the
 following provisions when exercising its authority under this Agreement:

           (a) Policies shall be issued only for the coverages listed on Exhibit A attached to the Declarations and only in the states listed on Exhibit B attached to the Declarations.

           (b) Policies shall be issued only in strict accordance with the Underwriting Standards for such Policies.

           (c) Policies shall be issued in accordance with terms and conditions of the applicable reinsurance agreement or contract to which the Company is a party or by which the Company may be bound.

           (d) The General Agent shall maintain control procedures relating to binder and Policy issuance, notification of insureds, and other matters relating to Policy administration.

           (e) Any binder or Policy issued by or at the request of the General Agent that does not comply with the Underwriting Standards or the Company's explicit written instructions for such Policy shall, at the Company's request, be promptly terminated by the General Agent consistent with the terms of the Policy and applicable state laws and regulations; and the General Agent agrees to indemnify the Company against any liability arising under or relating to such binder or Policy, or its cancellation.

           (f) The General Agent shall not write business in excess of the amount of Net Written Premium set forth in Item E of the Declarations for the first and each subsequent Underwriting Year of this Agreement, unless otherwise agreed to in writing by the Company and the General Agent. The first Underwriting Year is the period from the Effective Date to and including the date set forth in Item F of the Declarations; and each subsequent Underwriting Year will be the period commencing on the day after the end of the prior Underwriting Year and terminating on the anniversary of the end of the prior Underwriting Year.

           (g) Binders shall not be issued for a term exceeding thirty (30) days and Policies shall not be issued for a term exceeding one (1) year.

           (h) The General Agent shall utilize only insurance contract wording, endorsement wording, and rates and rules, that are approved in writing by the Company and, to the extent necessary, are properly filed with
 or approved in writing by the appropriate regulatory authority.   Before
 issuing any Policies, the General Agent shall provide to the Company for its review and approval the proposed insurance contracts, endorsements, binders, rating plans and rules (collectively "Forms and Rates"), to be used by the General Agent in administering the Policies. The Forms and Rates shall
 comply with applicable  statutes, regulations and directives.   The General
 Agent shall pay all expenses incurred by (1) the General Agent, (2) third parties, and (3) filing fees incurred by the Company or affiliates of the Company who are acting at the General Agent's request, in (i) preparing the Forms and Rates, and (ii) in filing the Forms and Rates with the appropriate regulatory authorities.

           (i)   The General Agent shall have no authority to:

                (i) cede, purchase or bind any reinsurance or retrocessions, including, but not limited to, treaty reinsurance, on behalf of the Company, except for the facultative reinsurance with the prior Company approval;

                (ii) commit the Company to participate in insurance or reinsurance syndicates;

                (iii) appoint any Agent without reasonable assurance that such Agent is legally licensed to transact the insurance business for which it is appointed;

                (iv) collect any payment from a reinsurer or commit the Company to a claim settlement with a reinsurer without the Company's prior approval; and if such approval is given, a report shall be promptly forwarded to the Company by the General Agent;

                (v) permit any of its Agents or any employee of any of its Agents to sit on its board of directors;

                (vi) jointly employ an individual, who is employed with the Company;

                (vii)   appoint a sub-managing general agent;

                (viii) terminate a Policy midterm or prior to its stated expiration date, and offer to issue a new policy and/or a renewal of such terminated Policy, to the same Policyholder with policy effective dates within the stated term of such terminated Policy, without the prior written consent of the Company; or

                (ix) employ or continue to employ, as an officer, director, employee, agent, subcontractor, or other person authorized to act on behalf of the General Agent, any individual who has ever been convicted of any state or federal criminal felony involving dishonesty or a breach of trust or any crime under 18 U.S.C. S 1033 unless the individual has obtained the prior written consent of the insurance regulatory official possessing regulatory authority over such individual.

           (j) The General Agent shall process all assigned risk Policies at the same commission rate as provided in Article 3.

           (k) The General Agent shall perform loss control services for every Policyholder, including but not limited to actions to reduce the frequency and/or severity of losses, and provide all other Policyholder services and administration which may be required or advisable under or related to any Policy.

           (l) The General Agent shall secure, in the event any Policy is issued with a deductible endorsement, all unpaid deductible obligations, actuarially valued to their ultimate cost, with collateral acceptable to the Company. In the event any Policy is subject to retrospective rating, all projected retrospective premium due the Company shall be similarly secured.

           (m) The Company may require the General Agent to terminate the coverage provided by any Policy so long as such termination does not violate any law or regulation. If the Company wishes to terminate coverage, the Company may instruct the General Agent to send such non-renewal or cancellation notice as may be required by the Policy or the applicable regulatory authority and the General Agent shall promptly comply with such instructions. If (i) the General Agent receives written notice from the entity administering claims under the Policies on behalf of the Company, or
 (ii) the General Agent as the entity administering claims under the Policies on behalf of the Company determines, that sums due the Company from the Policyholder (for example, deductible reimbursement) are more than thirty
 (30) days overdue, the General Agent shall, within five (5) business days thereafter, send written notice to the Policyholder canceling the Policy, where allowed, or otherwise non-renew the Policy upon the anniversary. The General Agent will diligently work with the Claims Administrator to assist to collect outstanding deductibles and/or take appropriate underwriting action on the policy.

           (n) The General Agent is responsible for ensuring that Policies are administered according to customary and usual customer service and Policy administration standards. The General Agent shall promptly respond to inquiries, correspondence and communications, whether written, telephonic or electronic. Endorsements and all matters affecting the issuance and maintenance of Policies shall be performed in a timely and competent manner, and in compliance with usual insurance industry regulatory and professional standards. The General Agent shall ensure that it has sufficient staffing and systems to perform all its functions and obligations hereunder, and to assist in servicing the business and Policies, as required by this Agreement.

           (o) The General Agent shall ensure that the aggregate limits of liability for all Policies issued in any Underwriting Year shall not exceed the aggregate exposure limitations or restrictions set forth in the Company's Quota Share Treaties and other applicable reinsurance treaties.

           (p) Where required by law, the General Agent shall provide, prior to the issuance of any Policy, and in accordance with applicable state and federal law, each new Policyholder with an initial notice of the Company's privacy policies and practices, and, if necessary or required by law, an opt-out notice explaining the Policyholder's rights as the case may be, to opt out of the disclosure of nonpublic personal information. Not less than annually thereafter, the General Agent shall distribute a copy of the Company's annual privacy notice, as may be amended from time to time, to each existing Policyholder. In addition, the General Agent shall, at the request of the Company, distribute revised privacy notices and opt-out notices as applicable to each Policyholder to reflect any revisions which may be made to the Company's privacy policies and practices. In each case, the Company shall be responsible for providing the General Agent with a copy of its privacy policies and practices and its opt-out notice, which shall be used to provide the notices described in this section 2.6(p). The General Agent shall be responsible for providing any of its employees, agents, representatives, contractors and subcontractors, who are performing direct or indirect services for the Policies or Policyholders, with a copy of the Company's privacy policies and practices, and for ensuring that such employees, agents, representatives, contractors and subcontractors are complying with such privacy policies and practices.

      2.7   Insurance Coverages to be Maintained by the General Agent.

           (a) The General Agent shall acquire and maintain an errors and omissions insurance policy issued by an insurance carrier admitted to transact business in the state of New Jersey, subject to the approval of the Company, with policy limits of not less than the greater of (i) One Million Dollars ($1,000,000), or (ii) Twenty Five Percent (25%) of direct premium written from business attributable to the General Agent for the previous calendar year, but in no event shall policy limits be less than $1,000,000 nor greater than $5,000,000, the coverage hereunder to be adjusted, if necessary, on or before April 1st of each year. The policy shall not be written by the Company or an affiliate of the Company. Proof satisfactory to the Company of the issuance and maintenance of such errors and omissions policy shall be submitted annually to the Company not later than April 30th of each year.

           (b) The General Agent shall acquire and maintain a fidelity bond in an amount not less than $500,000 issued by an insurance carrier subject to the approval of the Company. The executed bond shall be promptly submitted to the Company.

           (c) If at any time during the term of this Agreement the Company makes a determination that the General Agent is a "managing general agent" as defined in the New Jersey Managing General Agent's Act, the Company shall so notify the General Agent ("MGA Notification") and the General Agent shall within thirty (30) days thereafter acquire and maintain, in addition to the coverages provided for in subparagraph 2.7(a) and 2.7(b), a surety bond for the protection of the Company issued by an insurance carrier admitted to transact fidelity and surety business in the state of New Jersey, subject to the approval of the Company, in an amount of not less than the greater of
 (i) One Hundred Thousand Dollars ($100,000), or (ii) Ten Percent (10%) of direct premium written from business attributable to the General Agent for the previous calendar year, but in no event shall the surety bond be less than $100,000 nor greater than $500,000, the coverage hereunder to be adjusted, if necessary, on or before April 1st of each year. The bond shall not be written by the Company nor an affiliate of the Company. The executed bond shall be promptly submitted to the Company.

      2.8   Compliance with Law.   The Company and the General Agent shall
 each maintain all licenses and regulatory approvals necessary to conduct the business to which this Agreement refers. If an MGA Notification is sent to the General Agent, the General Agent shall as soon as practicable thereafter apply for a license as an insurance producer in the state of New Jersey, whether or not New Jersey is a state in which the General Agent is authorized under this Agreement to issue Policies and whether or not the General Agent is domiciled or located in a state or states other than New Jersey. The General Agent shall be and remain in compliance with, and shall ensure that all Agents are in compliance with, the laws and regulations, including the Gramm-Leach-Bliley Act, which affect the binders, Policies and other regulated documents issued pursuant to this Agreement.


                                  ARTICLE 3

                                 COMPENSATION
                                 ------------

      Capitalized terms used in this Article 3 which are not defined in this
 Article 3, are defined in Section 1.1.

      3.1   Commission Payments.

           (a) The Company shall pay the General Agent commission equal to Provisional Commission plus Adjusted Commission pursuant to Sections 3.1(b) and 3.1(c). The General Agent shall pay the Company a return commission ("Return Commission") on return premium at the rate or rates commission was paid to the General Agent.

           (b) The General Agent shall submit written Provisional Commission payment requests to the Company on a monthly basis, in the form provided by the Company. The Company shall pay Provisional Commission due the General Agent within seven (7) days after receipt of the Provisional Commission payment requests, unless the Company disputes the Provisional Commission payment requests, in which case the undisputed amounts requested shall be paid within seven (7) days after receipt of the Provisional Commission payment request. Return Commission due the Company shall be offset against commissions due the General Agent. All Provisional Commission amounts shall be paid by wire or electronic transfer unless agreed otherwise.

           (c) Adjusted Commission shall be paid to the General Agent when ultimate incurred losses are determined with reasonable certainty by the Company.

           (d) The Company shall remit to the General Agent, any amount by which Provisional Commission plus Adjusted Commission plus profit sharing commission (if any) to which the General Agent was entitled exceeds the actual commission paid to the General Agent, within thirty (30) days after the Company determines ultimate incurred losses with reasonable certainty. If the Company determines that the commission paid to the General Agent exceeds the amount of Provisional Commission plus Adjusted Commission plus profit sharing commission (if any) to which the General Agent was entitled, the General Agent shall pay the excess amount to the Company within five
 (5) business days after demand.

           (e) If the actual state mandated fees, taxes, boards, and bureaus exceed the Tax Allowance Rate times Net Written Premium, then in such event the Company, may at its sole option, either (i) increase the Tax Allowance Rate (set forth in item G of the Declarations) by notice to the General Agent, or (ii) bill and recover such differences from the General Agent. If the actual state mandated fees, taxes, boards and bureaus are less than the Tax Allowance Rate times Net Written Premium, then the Company shall retain the difference, and no additional commission shall be due the General Agent.

      3.2   Provisional Commission and Adjusted Commission.

           (a) Provisional commission ("Provisional Commission") shall be based on the minimum provisional ceding commission authorized under the Quota Share Treaty. Provisional Commission shall equal:

                (i)  the Provisional Commission Rate times Net Written
                     Premium;

           plus (ii) any applicable Policy and service fees collected by the General Agent;

          minus (iii) any applicable premium taxes on such Policy
                      and service fees.

           (b) Adjusted commission ("Adjusted Commission") shall be based on the difference between (i) minimum provisional ceding commission authorized under the Quota Share Treaty and (ii) actual ceding commission paid to the Company under the Quota Share Treaty after adjustments (if any) for incurred losses. If there is no executed Quota Share Treaty in effect then there shall be no Adjusted Commission. Adjusted Commission shall equal:

                (i)  the Adjusted Commission Rate times Net Written Premium.

      3.3   Loss Corridor Commission Reduction, Collateral, Losses and
 Payments.

           (a) In order to provide an inducement to write profitable business, the General Agent shall reduce its commission to the extent the Company pays losses and loss adjustment expenses not recoverable under the Quota Share Treaty because of loss corridor provisions in the Quota Share Treaty.

           (b) The General Agent shall provide collateral ("Loss Corridor Collateral") to the Company to secure its obligation under Section 3.3(a). The Loss Corridor Collateral shall be withheld by the Company from commission payments due the General Agent (pursuant to Section 3.1(b)). Loss Corridor Collateral shall equal:

                (i)  the Loss Corridor Rate times Net Written Premium.

           (c) The Company may draw upon the Loss Corridor Collateral to satisfy the General Agent's obligations as provided under Section 3.3(a). The Company shall release Loss Corridor Collateral, not otherwise used by the Company, when ultimate incurred losses are determined with reasonable certainty by the Company.

      3.4 Audit Premium Security Account, Commission Reduction, Collateral, and Payments.

           (a) In order to secure potential uncollected audit premium, the General Agent shall reduce its commission to the extent determined below.

           (b) The General Agent shall provide collateral ("Audit Premium Collateral") to the Company to secure its obligation under Section 3.4(a). The Audit Premium Collateral shall be withheld by the Company from commission payments due the General Agent (pursuant to Section 3.1(b)). Audit Premium Collateral shall equal:

                (i)  the Audit Premium Collateral Rate times Net Written
                     Premium.

           (c) The Company may draw upon the Audit Premium Collateral to satisfy the General Agent's obligations as provided under Section 3.4(a). The Company shall release Audit Premium Collateral, not otherwise used or required by the Company, when ultimate audit premium has been (i) determined with reasonable certainty by the Company, and (ii) received by or drawn from the Audit Premium Collateral by the Company.

      3.5   Provisional Commission Rate.   The provisional commission rate
 ("Provisional Commission Rate") shall be determined as follows:

           (a) If a Quota Share Treaty has been executed and is in effect, then the Provisional Commission Rate shall equal:

                   (x1) the minimum ceding commission rate under the Quota
                        Share Treaty;

           minus   (y1) the Company's Fee Rate;

           minus   (y2) the Loss Corridor Rate (if applicable) under the
                        Quota Share Treaty;

           minus   (y3) the Audit Premium Collateral Rate (if applicable).

           (b) If a Quota Share Treaty (i) has not been executed, or (ii) has terminated and is not in effect and does not reinsure the Company for Policies with effective dates on or after the termination date, then the Provisional Commission Rate shall equal:

                   (x1) the Initial Provisional Commission Rate;

           minus   (y1) the Audit Premium Collateral Rate (if applicable).

      3.6   Adjusted Commission Rate.   The Adjusted Commission Rate shall
            equal:

                 (x1) the actual ceding commission rate under the effective
                      Quota Share Treaty after any adjustments for incurred losses and excluding any profit sharing;

           minus (y1) the minimum ceding commission rate under the effective
                      Quota Share Treaty.


                                  ARTICLE 4

                       RECORDS, REPORTS AND PROCEDURES
                       -------------------------------

      4.1  General.   The General Agent shall prepare and maintain complete,
 accurate and orderly underwriting books, files, records and accounts of all transactions involving the business transacted pursuant to this Agreement, and will maintain same in accordance with generally accepted insurance and accounting practices. The Company's representatives, at the Company's expense, shall have the right (but not the obligation) from time to time, during normal business hours, on reasonable notice to the General Agent, to inspect, audit, copy and make extracts from the General Agent's books, files, records and accounts relating to business transacted pursuant to this Agreement and in compliance with any and all information privacy laws and regulations. The Company may conduct a semi-annual examination of all books and records maintained by the General Agent which relate to business placed pursuant to this Agreement. In addition, if the Company's aggregate premium volume increases by 30% or more in any 30-day period after the second semi-annual examination (as provided for herein), the Company may conduct an additional examination of the books and records of the General Agent which relate to the coverage placed under this Agreement.

      4.2   Premiums and Premium Bank Account.

           (a) The General Agent shall remit to the Company all premiums due the Company, including any Audit Premium and/or other retrospective premium, whether collected or not unless otherwise expressly excepted herein, which premiums shall be calculated from the effective date of coverage under the applicable Policies.

           (b) Immediately upon receipt, the General Agent shall deposit all premiums and other funds collected in respect of the Policies into a deposit-only bank account to be established and controlled solely by the Company ("Premium Bank Account"). The General Agent shall deposit all uncollected premium and other funds due the Company into the Premium Bank Account no later than ninety (90) days after the premium due date. The General Agent shall not deposit any premium or other funds due the Company into a bank account controlled by the General Agent, including but not limited to an "account current" bank account.

           (c) The General Agent shall be deemed to have a fiduciary responsibility to the Company with respect to such premiums and other funds.

           (d) If premium is not paid by a holder of a Policy when it is due, the General Agent shall cancel the Policy in accordance with the Underwriting Standards. The General Agent shall, nevertheless, be and remain responsible for depositing into the Premium Bank Account all premiums as and when due, whether collected or not, calculated from the effective date of the Policies involved to the termination date of such Policies.

           (e) The General Agent shall have no right to offset (i) commission or other compensation against premium or return premium, or (ii) premium against return premium.

           (f) The Company shall be authorized to sweep funds from the Premium Bank Account on a daily basis.

           (g) The General Agent shall not earn interest on the "cash float" in the Premium Bank Account.

           (h) The Company shall offset commissions due the General Agent against Return Commission due the Company, on a monthly basis. In the event Return Commission exceeds commissions due the General Agent for any month, the General Agent shall deposit such excess amount into the Premium Bank Account, and the General Agent shall receive no commission payment for that month.

      4.3 Audit Premium Collection. With respect to any premium that may remain due from all Policyholders at the end of the Policy period ("Audit Premium"), the General Agent shall determine and bill Audit Premium owed to the Company by all Policyholders within three (3) months after the end of each Policy period. The General Agent shall use reasonable efforts to collect Audit Premium.

           (a) The General Agent shall be responsible for the payment to the Company of all Audit Premium due the Company whether collected or not.

           (b) Notwithstanding the foregoing, the General Agent shall only be obligated to pay a proportional share of uncollected Audit Premium to the Company provided the General Agent makes a good faith effort to collect said premium as follows:

                (i) send a bill to each Policyholder for Audit Premium due (as permitted and/or required by the terms of each Policy), no later than three (3) months after the end of the respective Policy period;

                (ii) notify the Company that certain Audit Premium is uncollected within sixty (60) days after initial billing therefor; and

                (iii) forward to the Company copies of all correspondence relating to its collection effort within ninety (90) days after initial billing therefor.

           (c) If the General Agent has made a good faith effort to collect Audit Premium as set forth in Section 4.3(b) for all Policies authorizing the payment of Audit Premium, then the General Agent shall only be liable to pay to the Company uncollected Audit Premium in an amount equal to uncollected Audit Premium times the Audit Premium Proportionate Share Rate (for example if $100 of audit premium is uncollected despite a good faith effort pursuant to Section 4.3(b) and if the Audit Premium Proportionate Share Rate is 90% then the General Agent must pay to the Company $90 of the total of $100 for the uncollected Audit Premium). Audit Premium may be calculated quarterly and payments of Audit Premium owed by the General Agent to the Company shall be made within 30 days after each calculation.

           (d) No commission shall be paid to the General Agent on Audit Premium not collected by the General Agent.

      4.4   Policy Collection Register.   All funds deposited into the
 Premium Bank Account shall be supported by the "Policy Collection Register" (defined in Schedule 1). The General Agent shall reconcile cash deposited into the Premium Bank Account to the Policy Collection Register on a monthly basis. The Policy Collection Register shall include accounting entries for Return Premium and commissions.

      4.5   Policy Register.   The General Agent shall maintain and furnish
 to the Company, or its data processing facility, a "Policy Register" (as defined in Schedule 1). The General Agent shall process and include all bound Policies on the Policy Register within ten (10) days after each Policy's effective date.

      4.6   Receivable Register.   The General Agent shall establish and
 maintain a "Receivable Register" (as defined in Schedule 1) and shall furnish a copy each month to the Company. The Receivable Register shall be reconciled each month in the manner provided in Schedule 1).

      4.7   Return Premium Register.   The General Agent shall establish
 and maintain a "Return Premium Register" (as defined in Schedule 1) setting forth return premium paid for each Policy canceled and/or return premium endorsement.

      4.8   Return Premium Account.   The Company shall establish, fund and
 maintain a separate bank account ("Return Premium Account") upon which the General Agent may draw to pay return premium due holders of Policies, and third party underwriting expenses authorized to be paid by the General Agent under this Agreement. The General Agent shall be responsible for payment of all third party underwriting expenses from its commission unless the Company expressly agrees to pay such expenses pursuant to the terms of this Agreement. The General Agent shall:

           (a) deliver to the Company in writing, funding requests on a weekly basis, and the Company shall provide the necessary funds promptly by wire transfer;

           (b) reconcile all disbursements from the Return Premium Account each month by type and amount of disbursement (e.g. return premium, company approved expenses); and

           (c) send a copy of such monthly reconciliation to the Company on or before the 8th business day of the following month.

           4.9 Further Monthly Reconciliations. The General Agent shall also provide monthly reconciliations to the following:

           (a) a reconciliation of cash processed pursuant to Schedule 2 to cash deposited into the Premium Bank Account;

           (b) a reconciliation of premium deposited into the Premium Bank Account to the Policy Collection Register; and

           (c) a reconciliation of the Receivable Register to the Policy Register and to the Premium Bank Account.

      4.10 Additional Reporting. The General Agent shall additionally provide the following:

           (a) Monthly updates on average premium per exposure by Policy year; and

           (b) Quarterly loss development triangles by Underwriting Year and "Accident Year" listing paid losses, case incurred, reported claim count and open claims count.

      4.11   Procedures.

           (a) The General Agent shall establish and maintain written operational procedures to handle all business related to the Policies.

           (b) All reports and reconciliations to be provided to the Company under this Article 4 (whether in hard copy or maintained on computers) shall be forwarded to the Company not later than seven (7) days after the end of each month. The electronic files maintained by the General Agent shall be delivered to the Company, by floppy disk, compact disk, email etc., as frequently as may be reasonably requested by the Company. The General Agent shall also, at the Company's request, furnish the Company with updated copies of the General Agent's computer data base ("Data") maintained in support of the business written pursuant to this Agreement. The Data shall be in a format (i) acceptable to the Company and any entity which requires that the Company supply it with the Data, (ii) readable on the Company's or such entity's computer system, and (iii) which complies with the file layout specifications set forth on Schedule 2, or any subsequent file layout specifications provided to the General Agent by the Company. The Data shall include all information contained in the Registers described in Schedule 1. The reports to be provided to the Company shall include, but shall not be limited to, information and statistical data (i) required by the Insurance Services Office ("ISO"), (ii) necessary for the Company to prepare any reports required by the National Association of Insurance Commissioners or National Council of Compensation Insurers (including unit statistical reports and data calls relating to any workers' compensation Policies), and
 (iii) necessary for any other purpose the Company may reasonably require same including, without limitation, to enable the Company to monitor and evaluate the business written under this Agreement, and to enable the Company to comply with any current or future state or rating agency reporting requirements. The General Agency shall also prepare necessary reports for the ISO including the data and detail required by the ISO, and in the format required by the ISO, and shall (i) submit such reports directly to the ISO with a copy to the Company, or (ii) submit such reports to the Company for transmission to the ISO. Any request by the Company for information to monitor and evaluate the business written under this Agreement or to comply with current or future state or other reporting requirements shall be deemed a reasonable request. Notwithstanding anything to the contrary elsewhere in this Agreement, the General Agent shall deliver all such reports to the Company at least fifteen (15) days before applicable filing deadlines.

           (c) If, in the sole judgment of the Company, the General Agent is not in compliance with subsection 4.11(b), the Company may, at its option, suspend the General Agent's underwriting authority in accordance with terms of this Agreement or terminate this Agreement in accordance with Article 8,
 Section 8.2(l) hereof.

           (d) The General Agent shall maintain permanent copies of Policies, applications for Policies and correspondence relating to Policies, as hard copies, on microfiche, or archived on fixed or movable media. These permanent copies shall not be destroyed without the prior written permission of the Company for a period of at least five (5) years from the termination date of the applicable Policy, or the period specified by the applicable state statute regulating preservation of records, whichever is longer. All documents and/or copies which are destroyed should be shredded to protect confidential information. The General Agent shall provide access to, and copies of, its books and records to any insurance department having jurisdiction with respect to the Policies, in such form as may by usable by the department.

           (e) Within ninety (90) days after the end of each of its fiscal years the General Agent shall furnish the Company with copies of its audited financial statements certified as true, complete and accurate by its chief executive officer and chief financial officer.

           (f) The Company's acceptance of any deposit of funds to the Premium Bank Account, or any transfer of funds to or from the Operating Account, shall not be deemed an acknowledgment by the Company of the accuracy of any report submitted by the General Agent, nor shall it be deemed a waiver of any right or remedy of the Company under this Agreement or at law.

           (g) If the General Agent or the Company receives an inquiry or complaint from any regulatory authority having jurisdiction concerning a violation of insurance law or regulation, or a complaint disputing coverage under any Policy, or any process or litigation document, or threat of litigation, with respect to any matter covered in this Agreement, prompt notice and a true copy shall be given to the other party. If a response affecting the Company is required, the General Agent shall, within five
 (5) business days (or such lesser time period as may be allowed by the applicable regulatory authority or by any process) after the receipt of the inquiry, complaint or other notice, draft a response and submit the draft to the Company for its prior approval before submission of the response.

           (h) The Company may suspend the General Agent's underwriting authority for such periods as the Company may determine in the event the General Agent breaches any provision of this Agreement.

           (i) The General Agent shall perform an annual post-Policy period audit, for every Policy which authorizes such audits and audit premium, within ninety (90) days following either termination or natural expiration of the Policy term.

           (j) The General Agent shall be prohibited from disclosing or using any nonpublic personal financial information or nonpublic personal health information related to any Policyholder or beneficiary, or to any consumer or customer (as such terms are defined under applicable state and federal privacy laws), except as necessary to carry out its duties and obligations under this Agreement or as otherwise required under applicable state or federal law, including, without limitation, the Gramm-Leach-Bliley Act and any state law or regulation implementing the same.

           (k) The General Agent shall use its best efforts to provide the Company, without charge, and at a price no greater than that which the GA is being charged now, with a limited license to use the software system used by the General Agent in connection with the administration and run-off of the business produced under this Agreement, including all computer programs and updated source and object codes ("Software"). The General Agent shall deliver the Software, as well as all necessary manuals and instructions, to the Company within six (6) months after the Effective Date, and shall provide monthly updates and changes thereafter. If the General Agent (i) fails to provide the Software, necessary manuals and instructions to the Company, without charge, within six (6) months after the Effective Date, or
 (ii) fails to provide updates to the Software and documentation on a monthly basis or as such updates are issued, then the Company may contact the Software vendor and/or owner directly, and procure a license to obtain and use copies of the Software and necessary documentation from the Software vendor, and charge all expenses for such licenses, Software and documentation to the General Agent, and the General Agent agrees to pay or reimburse the Company for all such incurred costs. The Company acknowledges and agrees that its use of Data and Software obtained from the General Agent, shall be limited to the run-off of the business produced under this Agreement, and the furnishing of Data and Software to the Company by the General Agent shall not be construed to convey title to same, or any part thereof, to the Company, and shall not be construed as conferring upon the Company any right to sell, lease, transfer or dispose of all or any portion of the Data or Software (except that same may be used by the Company's designee, if any, for the purpose of administering and running-off the business). The Company further agrees that (i) it shall not copy any part of the Data or Software obtained from the General Agent, or the associated source or object code, except as may be required to administer and run-off the business, and (ii) promptly upon completion of the administration and run-off of the business it shall return to the General Agent any Data, Software, source and object codes, and any other documents proprietary to the General Agent which were delivered to the Company by the General Agent pursuant to this Section 4.11. Should the Company choose to obtain a limited license directly, this provision shall still be in effect.

      4.12   Unclaimed Property.

           (a) The General Agent shall comply with the Company's unclaimed property policy ("Unclaimed Property Policy"), as such policy may be amended from time to time. The General Agent shall maintain a register of all checks, drafts, or other debits from the Return Premium Account which are unclaimed, uncashed and/or abandoned by the person entitled to receive such payment ("Unclaimed Funds Register"). The information in the Unclaimed Funds Register shall include all information necessary and sufficient for the Company to comply with applicable state unclaimed property laws, including but not limited to, the date and amount of the check, draft or debit, the date of the report, the policy number, the payee, the payee's address and the purpose of the payment. A copy of the Unclaimed Funds Register shall be sent to the Company monthly. The General Agent shall maintain a separate Unclaimed Funds Register for each state in which policies are administered under this Agreement.

           (b) The General Agent shall comply, and shall ensure the Company complies, with all applicable laws, rules and regulations related to abandoned and unclaimed property, whether tangible or intangible, including all laws applicable to the escheat or custodial taking of any abandoned or unclaimed property in the possession or control of the General Agent.

                                  ARTICLE 5

                                   EXPENSES
                                   --------

      5.1 General Agent's Expenses. The General Agent shall (i) pay all expenses the General Agent incurs, and (ii) reimburse the Company or its affiliates for all expenses incurred by the Company or its affiliates at the General Agent's request or as agreed to by the General Agent and the Company, in connection with marketing, producing, underwriting and servicing the Policies including, but not limited to, the following:

           (a) Printing of proposals, Policy jackets, contracts of insurance, endorsements, cancellation notices, premium notices, records and reports, printing and mailing of Policyholder notices mandated by the regulatory authority of any state, and all other documents required to fulfill the obligations of the General Agent under this Agreement.

           (b) Advertising, public relations and transportation expenses. The General Agent shall obtain the prior written approval of the Company before issuing any advertisement, circular, pamphlet, or other publication which refers to the Company.

           (c) The General Agent's office expenses, including rent, salaries of its personnel, utilities, data processing performed by or at the request of the General Agent, furniture, fixtures, equipment, supplies, telephone, postage, and other general overhead expenses.

           (d) Agent and subcontractor expenses including processing costs, compliance costs, licensing costs, fees and appointment costs (including any costs incurred by the Company, its affiliates or through an independent vendor on the Company's behalf to process agency appointments).

           (e) Compliance work expenses (including the cost of producing and sending privacy notices), licensing costs and processing costs (including the cost of rate and form filings for approval by the appropriate regulatory authorities).

      5.2 Reimbursement of Expenses. The Company will charge back to the General Agent on a monthly basis any costs incurred by the Company or affiliates of the Company (i) at the General Agent's request, or (ii) agreed to by the Company and the General Agent.

      5.3   Company's Expenses.   The Company shall pay all expenses directly
 attributable to its overhead and operations.

      5.4 Recovery of Expenses in the Event of Breach. In addition to all other rights and remedies of the Company under this Agreement and at law, the Company shall be entitled to immediate payment or reimbursement from the General Agent for all Expenses (as later defined) incurred or paid by the Company by reason of the General Agent's breach or non-performance of any obligation on its part to be observed or performed under this Agreement.
 The obligations of the General Agent referred to in this Section 5.4 include, but are not limited to:

           (a) the obligation to deposit, report and remit premiums to the Company;

           (b) the obligation to remit return premiums to insureds when due;

           (c) the obligation to process all Policies, endorsements, and notices of cancellation or non-renewal, pursuant to, and otherwise to be in compliance with, the Underwriting Standards;

           (d) the obligation to comply with the Company's Agent appointment procedures;

           (e) the obligation to observe and comply with applicable laws, regulations, rules and rates affecting the transaction of business under this Agreement; and

           (f)   the obligation to comply with Article 4 of this Agreement.

 The term "Expenses" as used in this Agreement shall include, but shall not be limited to, losses, costs, charges, fines, penalties, and the following reasonable and necessary expenses: legal, accounting, data processing, file retrieval, software, clerical help, professional services, travel, and all internal expenses of the Company related to the business covered by this Agreement. The General Agent shall pay or reimburse the Company for all Expenses immediately upon receipt of a written statement setting forth such Expenses. Interest at the rate of the lesser of (i) 18% per annum or (ii) the highest rate of interest permitted by applicable law, shall accrue with respect to any Expenses remaining unpaid for thirty (30) days after presentation of such statement until payment in full of the Expenses with accrued interest.


                                  ARTICLE 6

                                  INDEMNITY
                                  ---------

      6.1 General Agent's Indemnity. The General Agent agrees to indemnify the Company, its subsidiaries, successors and assigns, and the shareholders, directors, officers, agents and employees of any of them (collectively "Company Indemnitees"), against and in respect of any and all claims (not including covered claims made under any Policy properly issued in accordance with this Agreement), demands, actions, proceedings, liability, losses, damages (except consequential damages), judgments, costs and expenses, including, without limitation, attorneys' fees, disbursements, and court costs, and any loss in excess of Policy limits, as well as extra-contractual obligations, including but not limited to punitive, exemplary, or compensatory damages, suffered made or instituted against or incurred by the Company Indemnitees, or any of them, and which directly or indirectly arise out of or relate to (i) negligence of the General Agent or any Agent, or its employees or representatives, in discharging its obligations to the Company or to the Policyholders, (ii) failure by the General Agent, or any Agent, or its employees or representatives to comply with any applicable information privacy laws, and/or (iii) any failure by the General Agent or any Agent, or its employees or representatives to perform its obligations under or relating to this Agreement provided however that the actions of the General Agent described in subsection (i) or (ii) were not taken pursuant to the written instructions of the Company.. The General Agent also agrees to indemnify the Company for one hundred percent (100%) of any losses, including loss adjustment expenses, incurred by the Company under any Policy which when issued did not comply with criteria required pursuant to Sections 2.6(a), 2.6(b) and 2.6(c). The General Agent also agrees to indemnify the Company for any losses, including loss adjustment expenses, under the Policies in excess of a one hundred percent (100%) Loss Ratio, as defined in Section 3.3(c).

      6.2   Security for General Agent's Indemnity.   To secure performance
 of its obligation to indemnify the Company Indemnitees, the General Agent hereby assigns, transfers, pledges and grants to the Company, as collateral security, all of its rights, title and interest in and to the following rights and property (all of which is hereafter referred to collectively as the "Collateral") and which includes (i) all rights or remedies it may have now or in the future against any Agent or subcontractor under any contract or otherwise relating in any manner to the Policies, (ii) all of its rights to renew the Policies generated under this Agreement and under any other agency agreements to which the Company and the General Agent are parties ("Policy Renewal Rights"), (iii) all of its underwriting and claim files, records and computer tapes, disks and other storage devices relating to the administration of the Policies under this Agreement and policies under any other agreement to which the Company and the General Agent and/or their affiliates, are parties, and (iv) all rights to unpaid commission. The General Agent affirms that it has granted a continuing security interest in the Collateral in favor of the Company to secure any and all present and future indebtedness of the General Agent under Section 6.1 of this Agreement. Subject to this section 6.2 and the Company's security interest as described herein, the General Agent shall be entitled to retain all payments and to exercise all rights in and to the Collateral. No further documentation shall be required to evidence the assignments referred to herein. At the Company's request, however, the General Agent shall execute and deliver such financing statements, and take whatever other actions are requested by the Company to perfect and continue the Company's security interest in the Collateral. Upon the occurrence of an event described in section 6.1 for which General Agent is required to indemnify Company and upon the request of the Company, the General Agent shall deliver to the Company any and all documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of the Company's security interest, the Company may choose the method(s) to be used. Furthermore, the General Agent hereby irrevocably: (a) appoints the Company as its attorney-in-fact for the purpose of executing any documents necessary to perfect or continue the security interest granted in this Agreement, and (b) authorizes the Company to file financing statements, continuation statements, amendments thereto, and any other documents necessary to perfect or continue the security interest granted in this Agreement.

      6.3   Company's Indemnity.   The Company agrees to indemnify the
 General Agent, its subsidiaries, successors and assigns, and the shareholders, directors, officers, agents and employees of any of them (collectively "General Agent Indemnitees"), against and in respect of any and all claims (not including covered claims made under any Policy properly issued in accordance with this Agreement), demands, actions, proceedings, liability, losses, damages (except consequential damages), judgments, costs and expenses, including, without limitation, attorneys' fees, disbursements and court costs, and any loss in excess of Policy limits, as well as extra-contractual obligations, including but not limited to punitive, exemplary, or compensatory damages, suffered, made or instituted against or incurred by the General Agent Indemnitees, or any of them, and which, directly or indirectly, arise out of or relate to any failure by the Company, or its employees or representatives, to perform its obligations under or relating to this Agreement.


                                  ARTICLE 7

                                   NOTICES
                                   -------

      Any notice or other communication hereunder shall be in writing and shall be deemed fully made or given (a) when hand delivered, (b) on the business day after it is delivered to a recognized overnight courier service for overnight delivery to a party at the address of such party as stated in Item A of the Declarations (or to such changed address as such party may have fixed by notice) to the attention of the President, or (c) three (3) business days after it is mailed to a party, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at its address as stated in Item A of the Declarations (or to such changed address as such party may have fixed by notice) to the attention of the President.


                                  ARTICLE 8

                                 TERMINATION
                                 -----------

      8.1   Voluntary Termination.   This Agreement may be terminated by
 either party, without cause, by giving the other party not less than sixty
 (120) days prior notice of such termination.

      8.2   Termination for Cause:  This Agreement shall terminate:

           (a) at the election of the Company, upon notice to the General Agent, (i) only with respect to a specific state, otherwise authorized under this Agreement, if any public authority cancels or declines to renew any license in that state which is necessary for the legal performance of the General Agent's obligations in that state, or (ii) in its entirety if any public authority cancels, declines to renew, or suspends, any license or certificate of authority of the General Agent which is necessary to the legal performance of its obligations under this Agreement, or (iii) in its entirety if any license of the General Agent is canceled, suspended or not renewed by reason of fraud or other willful misconduct of the General Agent;

           (b) with respect to any state in which the General Agent is authorized under this Agreement to issue Policies, if any public authority cancels or declines to renew any Company license required to be maintained in such state;

           (c) at the election of the Company, upon notice to the General Agent, in the event of a change of control (as defined in Section 9.5), unless (i) the General Agent has provided the appropriate notice as described in Section 9.5 and (ii) the Company agrees in writing to such change of control;

           (d) at the election of the Company, upon notice to the General Agent, if the General Agent becomes insolvent, if it makes an assignment for the benefit of its creditors, if a petition for relief under the Bankruptcy Code is filed by or against it, or if a trustee, receiver or other custodian of its assets is appointed;

           (e) upon the filing by or against the Company of a petition for relief under the Bankruptcy Code, or the issuance of an order of liquidation or rehabilitation or similar action against the Company by any public authority having jurisdiction;

           (f) at the election of the Company, upon notice to the General Agent, if the General Agent commits any of the following acts or omissions: fraud, gross negligence or willful misconduct (which includes, but is not limited to, willful violation of the Company's instructions, willful violation of any covenant in this Agreement on its part to be performed, or willful violation of any insurance department regulation or statutory provision applicable to the General Agent);

           (g) at the election of the Company, if the General Agent breaches any provision of this Agreement (other than breaches or violations by the General Agent covered elsewhere in this Section 8.2) and fails to cure such breach within ten (30) days after notice of the breach is given to the General Agent by the Company; for purposes of this subdivision (g), routine differences in the accounting methods of the General Agent and the Company which involve minor amounts of money, and do not involve premiums collected and knowingly withheld by the General Agent, shall not constitute failure to account for and pay over premiums provided all items not in dispute are paid in accordance with the collection and remittance procedures set forth in this Agreement;

           (h) with respect to any state in which the General Agent is authorized under this Agreement to issue Policies, at the election of the Company, upon notice to the General Agent, in the event of any material change in the Company's obligations under the Policies, or in its business prospects, caused by (i) a change in law or insurance regulations in such state or (ii) any suspension, prohibition or cease and desist order or decree issued by any public authority having jurisdiction affecting any business produced under this Agreement;

           (i) at the election of the Company, upon notice to the General Agent, in the event of the cancellation of, or an adverse change in the terms, conditions or coverage of, the Company's reinsurance agreements with respect to the Policies;

           (j) at the election of the Company, upon notice to the General Agent, in the event there is no reinsurance coverage in effect at terms agreeable to the Company;

           (k) at the election of the Company, upon notice to the General Agent, in the event the Loss Ratio at the end of any Underwriting Year is greater than 100%. For the purposes of this provision, "Loss Ratio" means the percentage obtained by dividing losses incurred (including incurred but not reported losses as determined by the Company) under the Policies by earned premium; or

           (l) at the election of the Company, upon notice to the General Agent, in the event the General Agent is in non-compliance with the requirements of Article 4 hereof on a date ninety (90) or more days after the effective date hereof.

      8.3   Rights Upon Termination.   Upon termination of this Agreement in
 accordance with this Article 8:

           (a) the obligations of the General Agent and the Company to the effective date of termination shall be discharged promptly;

           (b) the General Agent's records and the use, ownership and control of the Policy Renewal Rights and the right to commission therein shall remain the property of the General Agent, provided the General Agent is (i) substantially in compliance with its obligations to the Company under this Agreement, and (ii) has provided to the Company a first perfected security interest in and to all of said rights and such rights to commissions. If however, no such first perfected security interest has been created and perfected, then the Company shall have the right to compel the General Agent to convey to the Company on demand, all of the Policy Renewal Rights and rights to commissions thereon; and

           (c) except as otherwise provided under Section 8.4(c), when a notice of termination is received by the General Agent, the General Agent
 (i) shall have no authority to issue quotes, binders or Policies with effective dates on or after the effective date of termination of this Agreement, and (ii) shall immediately withdraw all outstanding quotes.

           (d) The Company may suspend the General Agent's underwriting authority during the pendency of any dispute regarding termination of this Agreement; provided, however, that the Company and the General Agent shall fulfill their obligations under in-force Policies regardless of any such dispute.


      8.4   Procedures Upon Termination.   The following procedures shall be
 followed in the event of a termination of this Agreement:

           (a) If an MGA Notification was sent to the General Agent, then within fifteen (15) days of any termination of this Agreement the Company shall file written notice thereof with the New Jersey Insurance Department on a form established by the Department. The termination shall not be effective until receipt of such notice of termination by the New Jersey Insurance Department.

           (b) The General Agent shall promptly return to the Company, or destroy with the Company's permission, forms or other supplies imprinted with the Company's name regardless of who incurred the cost for same.

           (c) The Company may elect to run-off the in-force business itself or through its designee, in which case it may do so. However, if requested to do so by the Company in writing, the General Agent shall, at its sole expense, run-off the in-force business to normal expiration in accordance with the provisions of this Agreement. If this Agreement is terminated pursuant to Section 8.2, subdivisions (a), (c), (d), (f) or (g), or if the General Agent has committed fraud, gross negligence or willful misconduct, then the General Agent shall nevertheless be liable for all reasonable expenses of the run-off operation, regardless of whether or not the Company is running-off the in-force business itself or through its designee; if, however, the termination is for reasons other than those set forth in those subdivisions, and if the General Agent has not committed fraud, gross negligence or willful misconduct, then the Company shall bear the expense of the run-off if it elects to run-off the business itself or through its designee. The term "run-off" as used in this Agreement shall mean
 (i) confirming coverage under the Policies to claims adjusters, (ii) administering the in-force Policies and any required renewals thereof and endorsements thereto, (iii) renewing any Policies which may be required to be renewed consistent with applicable state laws and regulations, (iv) providing reports to the Company as required by this Agreement, (v) paying premiums to the Company and return premiums to the insureds, (vi) collecting all sums due from Agents, including return commissions, and (vii) such other activities as required of the General Agent under this Agreement. If this Agreement is terminated pursuant to Section 8.2, subdivisions (a), (c), (d),
 (f) or (g), or if the General Agent has committed fraud, gross negligence or willful misconduct, and the Company elects to run-off the in-force business, then the General Agent shall have no right to unearned commissions and will immediately pay to the Company all unearned commissions theretofore paid to the General Agent.

           (d) If the General Agent is unable, or refuses, to run-off the in-force Policies, or if the Company elects to run-off such Policies itself or through its designee, the General Agent shall promptly provide the Company, without charge, with a tape back-up of all Data files.

      8.5   No Consequential Damages.   Neither the General Agent, nor any
 Agent, or any of their employees or representatives, shall have or assert any claim against the Company, its subsidiaries, successors, or assigns, or the shareholders, directors, officers, agents or employees of any of them, for loss of business, loss of profits, or damage to goodwill or reputation, as a result of the termination of this Agreement.


                                  ARTICLE 9

                                MISCELLANEOUS
                                -------------

      9.1   Relationship of Parties.   Nothing contained in this Agreement
 shall be deemed to create the relationship of partners, joint venturers, or employer/employee between the Company and the General Agent, it being understood that the General Agent is an independent contractor of the Company for the purposes set forth in this Agreement. For purposes of interpreting the provisions of this Agreement, the General Agent shall be deemed to be the Company's agent, and it shall perform all of its obligations under this Agreement to the full extent required of an agent under the law.

      9.2 Subcontracting. The General Agent may not enter into a subcontract or subcontracts with another person, entity or entities ("Subcontractors", or individually "Subcontractor") pursuant to which such Subcontractor or Subcontractors shall perform any of the services or produce any of the reports to be performed or produced pursuant to this Agreement, except the hiring of independent (i) adjustors, (ii) investigators, and/or
 (iii) counsel, as otherwise permitted under this Agreement for specific Policies and on an as needed basis only, unless the identity of any such Subcontractor and the form and content of any subcontract therewith is approved in advance in writing by the Company. No such subcontract shall relieve the General Agent of responsibility for the fulfillment of any of its obligations hereunder. All Subcontractors are to be advised of the Company's privacy policies and shall agree to comply with such privacy policies.

      9.3   Assignment.   The General Agent shall not assign or otherwise
 transfer this Agreement or any rights hereunder without the prior written consent of the Company.

      9.4   Trust Funds.

           (a) In any action or proceeding brought by the Company to recover premiums or return premiums or other funds due the Company under this Agreement or due the insureds under the Policies (collectively "Trust Funds"), the General Agent shall be obligated to account on its own records for such Trust Funds and to pay the Company all sums for which it cannot account. The Company shall be entitled to bring any action or proceeding available at law or equity to recover Trust Funds and to assert claims therein including, without limitation, claims for an accounting, for breach of contract and for conversion. In any such action or proceeding it shall be conclusively presumed that the General Agent is a fiduciary of the Company with respect to Trust Funds and is liable to the Company for Trust Funds which have not been timely paid; and the General Agent waives (i) any right it may have to assert any counterclaim, cross-claim, or set-off in the action or proceeding, and (ii) the right to trial by jury and any claim that the forum or situs is inconvenient. The General Agent shall retain the right to bring any separate proceeding it deems appropriate to recover any claims it may have as a creditor of the Company, or otherwise, but the pendency of such proceeding shall not delay, hinder or defeat the Company's right to promptly recover any Trust Funds then due or to levy upon any judgment therefor.

           (b) The General Agent shall cause the principal shareholder(s) and the president of the General Agent to execute and deliver to the Company a guarantee of payment of the Trust Funds. The guarantee shall be in the form attached as Schedule 3. Notwithstanding the foregoing in this Section 9.4(b), a guarantee of payment of the Trust Funds shall not be required if the General Agent is a publicly traded company listed on the NYSE, AMEX or NASDAQ.

      9.5   Change of Control.   The General Agent shall notify the Company
 in writing at least thirty (30) days prior to any of the following occurrences, each of which shall be deemed a "change of control":

           (a) A sale, transfer or pledge, or the issuance to a new shareholder or member, of ten (10%) percent or more of the voting stock or membership interests of the General Agent; or

           (b) A sale, transfer or pledge of a substantial portion of the material assets of the General Agent, or any merger or consolidation of the General Agent with another entity or entities; or

           (c) A change in any director or principal officer of the General Agent; or

           (d) An assignment or transfer of this Agreement or any rights hereunder by the General Agent.

      9.6 Governing Law; Consent to Jurisdiction. This Agreement shall be governed in all respects, including its validity, construction and performance, by the laws of the State of New York applicable to contracts to be performed in the State of New York. The parties agree that any action or proceeding, however characterized, arising out of or relating to this Agreement shall be brought only in the Supreme Court of the State of New York sitting in the county of New York or the United States District Court for the Southern District of New York, and the parties irrevocably submit to the exclusive jurisdiction of either such court for the purposes of any such action or proceeding. The parties waive any objection they may now or hereafter have to the venue of any such action or proceeding in either such court and any claim that such action or proceeding has been brought in an inconvenient forum. Any order or judgment of either of the foregoing courts may be enforced in any court having jurisdiction of the parties and/or the subject matter. Process in any action or proceeding in either of the foregoing New York courts may be served by certified mail, which service shall be sufficient to confer in-personam jurisdiction over the party so served. The parties agree that in any action or proceeding arising out of or relating to this Agreement, or the enforcement of any provisions thereof, the Court is empowered to grant any legal or equitable relief which may be available, including without limitation, specific performance, injunctive relief and any mandatory injunction it deems appropriate.

      9.7 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM ARISING OUT OF OR RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREIN. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that arise out of or relate to the subject matter of this Agreement, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement.

      9.8 Waiver of Certain Defenses. Each of the parties hereto waives their respective rights to assert the defenses of laches, statute(s) of limitation or any other defense based upon the theory that the pertinent cause of action is time-barred or stale.

      9.9   No Third Party Benefits.   This Agreement is for the sole and
 exclusive benefit of the parties and their successors and permitted assigns, and no third party is intended to or shall have any rights hereunder.

      9.10   No Waiver.   The failure of either party to insist upon strict
 compliance with any provision of this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver by such party of the provision or prevent such party from exercising such right or remedy in the future.

      9.11   Entire Agreement.   This Agreement, and the Schedules attached,
 sets forth the entire understanding of the parties with regard to its subject matter, and supersedes and merges all prior discussions, agreements, promises, representations, warranties and arrangements between them with
 regard to such subject matter.   Neither party shall be bound by any
 agreement, representation or warranty regarding such subject matter other than as expressly set forth in this Agreement or in a subsequent writing signed by the party to be bound thereby. This Agreement may not be modified or supplemented, nor may any provision be waived, except by a writing signed by the party to be bound thereby.

      9.12   Severability.   If any provision of this Agreement is held to
 be invalid or unenforceable, such impediment shall attach only to such provision and shall not render invalid or unenforceable any other provision of this Agreement.

      9.13   Headings.   The headings used in this Agreement or any Schedules
 are inserted for convenience only and shall not affect the meaning or interpretation of the Agreement.

      9.14   Counterparts.   This Agreement may be executed in two or more
 counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same instrument.

      9.15   Schedules.   The Schedules referred to in this Agreement are an
 integral part of, and shall be deemed incorporated in, the Agreement.

      9.16   Further Assurances.   The parties shall execute and deliver
 such other documents or instruments and take such other action as may be reasonably required to more effectively implement the provisions and intent of this Agreement.

      9.17 Benefit of Parties. This Agreement shall bind and benefit the successors and permitted assigns of the parties.

      9.18   Survival.   All of the terms, covenants, agreements,
 obligations, conditions, representations and warranties set forth in this Agreement and in any document or other writing delivered pursuant hereto, shall survive the termination of this Agreement and shall continue in full force and effect so long as any liability or obligation under this Agreement is outstanding or unpaid.

      9.19 Violent Crime Control and Law Enforcement Act of 1994. The General Agent represents and warrants to the Company on the date hereof that the General Agent is in compliance with the Violent Crime Control and Law Enforcement Act of 1994 and that none of the General Agent's officers, directors, employees, agents, subcontractors, or other persons authorized to act on behalf of the General Agent has ever been convicted of any state or federal criminal felony involving dishonesty or a breach of trust or any crime under 18 U.S.C. S 1033 unless such individual has obtained the prior written consent of the insurance regulatory official possessing regulatory authority over such individual.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

 Attest:                       HALLMARK GENERAL AGENCY, INC.


 /s/ Joyce Wilhelm             By: /s/ Kevin Kasitz
 ----------------------        ------------------------------
                               Title:


 Attest:                       [CLARENDON NATIONAL] INSURANCE COMPANY


 /s/ Luba Ilyasova             By: /s/ Gary Ketels
 ----------------------        ------------------------------
                               Title:

                                  SCHEDULE 1
                                  ----------

                      ACCOUNTING REGISTERS - DEFINITIONS
                      ----------------------------------

 The "Policy Collection Register" shall include but not be limited to:

      -    State and Annual Statement Line of Business
      -    Policy number
      -    Name of insured
      -    Policy effective date and expiration date
      -    Name and/or number of producing agent
      -    Gross premium
      -    Provisional Commission due producing agents
      -    Provisional Commission due General Agent
      -    Other charges or credits by type
      -    Net cash received
      - An accounting for the difference (if any) between gross premium and net cash received
      -    Cash disbursement requests for return premiums and/or commissions
      -    Return premium
      -    Authorized underwriting expenses.


 The "Policy Register" shall list policies and endorsements issued and shall include but not be limited to:

      -    State and Annual Statement Line of Business
      - Type of transaction (new, renewal, cancellation, endorsement, etc.)
      -    Policy number
      -    Name of insured
      -    Policy or endorsement effective date and expiration date
           -    Policy Effective Date
           -    Effective Transaction Date for Endorsements
      -    Name and/or number of producing agent
      -    Gross premium by line of coverage
      -    Commission due producing agents
      -    Provisional Commission due General Agent
      -    Other charges or credits by type
      - An Accounting for the differences between gross written premium and Policy amounts processed and issued.
      -    Premiums written by
           -    Month
           -    Year to Date
           -    Inception to Date

 Note: Policy Register and Return Premium Register may be combined with written approval of the Company's Accounting Department.

 The "Return Premium Register" shall list each cancellation and return premium endorsement and shall include but not be limited to:

      -    State and Annual Statement Line of Business
      -    Date and check number of disbursement
      -    Policy number
      -    Name of insured
      -    Effective date of cancellation and original Policy expiration date
      -    Payee
      -    Gross return premium
      -    Producing agent's return commission
      -    General Agent's Return Commission
      -    Net return premium
      -    Amount of disbursement to payee
      - An accounting for the difference (if any) between net return premium and amount of disbursement


 The "Receivable Register" shall be reconciled by Policy and shall include the following for each Policy:

      -    Policy number
      -    Past due premium
      -    Past due aging (30, 60, 90 days)
      -    Deferred premium by month (if applicable)


 The General Agent shall reconcile the Receivable Register each month as follows:

                Beginning Receivable

      plus      Premium due Company (per Policy Register)

      less      Premium deposited (to Premium Bank Account)

      equals    Ending Receivable

                                 SCHEDULE  2


 Policy Master Fields Listings

 Following are field descriptions, attributes, maximum lengths and definitions for the Policy Record

 -----------------------------------------------------------------------------------
 Policy Master     Type       Length Required    Sample   Definitions
 -----------------------------------------------------------------------------------
 Program ID        Number          6      Yes      34     Numeric code provided by
                                                          CNIC

 Group Number      Character      20       No   20000001  An alphanumeric code to
                                                          identify a Group for
                                                          Workers Comp and  A & H

 Policy Number     Character      30      Yes   00000001  An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Effective Date    Date           10      Yes  10/10/1997 Effective date of the
                                                          policy in year 2000 format
                                                          MM/DD/YYYY

 Expiration Date   Date           10      Yes  10/10/1998 Expiration date of the
                                                          policy in year 2000 format
                                                          MM/DD/YYYY

 Cancellation Date Date           10       No  10/10/1998 Cancellation date of the
                                                          policy in year 2000 format
                                                          MM/DD/YYYY; required if
                                                          policy is cancelled

 Insured Name      Character      40      Yes  Ford Motor Name of the insured

 Insured Address   Character      50      Yes  123 Watson Street address of the
                                                 Street   insured

 Insured City      Character      30      Yes Painesville Insured City

 Insured State     Character       2      Yes      ND     Insured State

 Insured Zip       Character      10      Yes  12345-1234 Insured Zip Code

 Insured County    Character      25       No     Lake    Insured County

 Territory Code    Character       3       No      19     ISO Territory Code

 Risk State        Character       2      Yes      ND     State listed on a policy in
                                                          location of risk-not
                                                          billing

 Risk Zip Code     Character      10      Yes  43535-9875 Zip code listed on a policy
                                                          in location of risk-not
                                                          billing

 System Date       Date           10      Yes  10/23/1997 A date assigned to a
                                                          transaction by the system
                                                          in a year 2000 format,
                                                          MM/DD/YYYY

 Accounting Date   Date           10      Yes  10/31/1997 A day, month, and year the
                                                          transaction was sent to
                                                          company in year 2000
                                                          format, MM/DD/YYYY


 Policy Premium by Line Fields Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Policy Premium by Line Record

 -----------------------------------------------------------------------------------
 Policy Premium    Type      Length  Required    Sample   Definitions
 by Line
 -----------------------------------------------------------------------------------
 Program ID        Number         6       Yes      34     Numeric code provided by
                                                          CNIC

 Policy Number     Character     30       Yes   00000001  An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Premium Type      Number         2       Yes      10     Numeric code provided by
                                                          CNIC

 AS Line           Character      5       Yes     21.1    Annual Statement Line.
                                                          Refer to "Annual Statement
                                                          Yellow Book"

 Agent's Line of   Character     40       Yes  Collision  To distinguish multiple
 Business                                                 lines from an annual
                                                          statement line*

 Premium           Number         2       Yes      10     Numeric code provided by
 Transaction Code                                         CNIC

 Written Premium   Number        22       Yes     4525    Amount of Written Premium

 Limits            Character     30       Yes  1,000,000  Policy limits for this
                                                          line of business.  If
                                                          N/A place 0

 Deductibles       Number        22       Yes   5,000.00  Dollar deductible for this
                                                          line of business on this
                                                          risk. If N/A place 0

 Policy Effective  Date          10       Yes  10/10/1997 Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Transaction       Date          10       Yes  10/23/1997 A date when a transaction
 Effective Date                                           is effective

 System Date       Date          10       Yes  10/23/1997 A date assigned to a
                                                          transaction by the system
                                                          in a year 2000 format,
                                                          MM/DD/YYYY

 Accounting Date   Date          10       Yes  10/31/1997 The last day of an
                                                          accounting period in year
                                                          2000 format, MM/DD/YYYY

 Policy Risk State Character      2        No      ND     State listed on a policy
                                                          in location of risk-not
                                                          billing



 Policy In-force Premium Fields Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Policy In-force Premium by Line Record

 -----------------------------------------------------------------------------------
 Policy In-force   Type      Length  Required    Sample   Definitions
 Premium
 -----------------------------------------------------------------------------------
 Program ID        Number         6       Yes      34     Numeric code provided by
                                                          CNIC

 Policy Number     Character     30       Yes   00000001  An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Premium Type      Number         2       Yes      10     Numeric code provided by
                                                          CNIC

 AS Line           Character      5       Yes     19.4    Annual Statement Line.
                                                          Refer to "Annual Statement
                                                          Yellow Book"

 Agent's Line of   Character     40       Yes  Collision  To distinguish multiple
 Business                                                 lines from an annual
                                                          statement line*

 End of Month Date Date          10       Yes  10/31/1999 The last day of an
                                                          accounting period in year
                                                          2000 format, MM/DD/YYYY

 In-force Premium  Number        22       Yes     4525    Full term amount of
                                                          premium In-force as of end
                                                          of an accounting period.

 Unearned Premium  Number        22       Yes     4525    Amount of unearned premium
                                                          as of end of an accounting
                                                          period.

 Policy Effective  Date          10       Yes  10/10/1997 Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Policy Risk State Character      2        No      ND     State listed on a policy
                                                          in location of risk-not
                                                          billing



 Policy Billing Transactions Fields Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Policy Billing Transactions Record

 Policy Billing    Type      Length  Required    Sample   Definitions
 Transactions
 -----------------------------------------------------------------------------------
 Program ID        Number         6       Yes      34     Numeric code provided by
                                                          CNIC

 Policy Number     Character     30       Yes   00000001  An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Billing Type      Number         2       Yes     11-     Numeric code provided by
                                              Installment CNIC

 Billing Date      Date          10       Yes   10/31/99  Date the insured was bille

 Billed Amount     Number        22       Yes   1,380.00  Current amount billed on
                                                          policy transaction, net of
                                                          commissions*

 Premium Billed    Number        22       Yes   1,680.00  Current premium amount
 Amount                                                   billed on policy
                                                          transaction, not net of
                                                          commissions *

 Commission Billed Number        22       Yes    300.00   Current commission amount
 Amount                                                   billed on policy
                                                          transaction. If N/A
                                                          place 0*

 System Date       Date          10       Yes   10/31/99  A date assigned to a
                                                          transaction by the system
                                                          in a year 2000 format,
                                                          MM/DD/YYYY

 Accounting Date   Date          10       Yes  10/31/1999 The last day of an
                                                          accounting period in year
                                                          2000 format, MM/DD/YYYY

 Policy Effective  Date          10       Yes  10/10/1997 Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Policy Risk State Character      2        No      ND     State listed on a policy
                                                          in location of risk-not
                                                          billing


 * If there is no Commission Billed Amount then Billed Amount and Premium
 Billed Amount are the same. Otherwise Billed Amount is equal to Premium
 Billed Amount less Commission Billed Amount.



 Policy Cash Transactions Fields Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Policy Cash Transactions Record

 -----------------------------------------------------------------------------------
 Policy Cash       Type      Length  Required   Sample    Definitions
 Transactions
 -----------------------------------------------------------------------------------
 Program ID        Number         6       Yes     34      Numeric code provided by
                                                          CNIC

 Policy Number     Character     30       Yes  00000001   An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Payment ID        Character     15       Yes    6754     Record number on method of
                                                          payment

 Cash Received     Date          10       Yes  11/12/99   Date actual payment posted
 Date                                                     to Account Receivable

 Billing Type      Number         2       Yes     11-     Method of payment in which
                                              Installment cash is received

 Collected Amount  Number        22       Yes    1,134    An actual dollar value of
                                                          payment received, net of
                                                          commissions

 Premium Collected Number        22       Yes  1,380.00   An actual dollar value of
 Amount                                                   gross premium received, if
                                                          NA place 0. *

 Commission        Number        22       Yes     246     An actual dollar value of
 Collected Amount                                         gross commission paid, if
                                                          NA place 0. *

 Payment Comments  Character     40        No   payment   Used to note offsets-
                                             comments and partials-credit transfers
                                               or notes   from another policy, etc.

 System Date       Date          10       Yes  10/31/99   A date assigned to a
                                                          transaction by the system
                                                          in a year 2000 format,
                                                          MM/DD/YYYY

 Accounting Date   Date          10       Yes 10/31/1999  The last day of an
                                                          accounting period in year
                                                          2000 format, MM/DD/YYYY

 Policy Effective  Date          10       Yes  10/0/1997  Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Policy Risk State Character      2        No     ND      State listed on a policy i
                                                          location of risk-not
                                                          billing




 Aged Policy Receivables Fields Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Net Policy Receivables Record

 -----------------------------------------------------------------------------------
 Aged Policy       Type      Length  Required      Sample Definitions
 Receivables
 -----------------------------------------------------------------------------------
 Program ID        Number         6       Yes          34 Numeric code provided by
                                                          CNIC

 Policy Number     Character     30       Yes    00000001 An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Total Amount Due  Number        22       Yes    3,420.00 Total amount due on a
                                                          policy, if NA place 0, the
                                                          sum of all current due

 Advance Premium   Number        22       Yes             Total cash received in
                                                          advance

 Total Current     Number        22       Yes         300 Total current amount due o
 Amount Due                                               a policy, if NA place 0,

                                                          the sum of all current due

 Amount due 0-30   Number        22       Yes         300 Current amount due in 30
 days                                                     days on a policy

 Amount due 31-60  Number        22       Yes             Current amount due between
 days                                                     31-60 days on a policy

 Amount due 61-90  Number        22       Yes             Current amount due between
 days                                                     61-90 days on a policy

 Amount due Over   Number        22       Yes             Current amount due over 30
 90 days                                                  days on a policy

 Amount Deferred   Number        22       Yes    3,120.00 Amount deferred on policy
                                                          transaction, if N/A
                                                          place 0. **

 End Of Month Date Date          10       Yes  10/31/1999 The last day of an
                                                          accounting period  in year
                                                          2000 format, MM/DD/YYYY

 Policy Effective  Date          10       Yes  10/10/1997 Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Policy Risk State Character      2        No          ND State listed on a policy i
                                                          location of risk-not
                                                          billing


 Total Amount Due = Sum(PremiumByLine[Written Premium])-PolicyCash[Premium
 Collected Amount]

 Total Current Amount Due = PolicyBilling[Premium Billed Amount]-
 PolicyCash[Premium Collected Amount]

 Amount Deferred = Total Due - Total Current Due  or
 Sum(PremiumByLine[WrittenPremium]-PolicyBilling[PremiumBilledAmount])

 Advanced Premium = Premium Collected Amount Cash Received per Policy Cash
 Listing when no billing exists yet.

 Amount Due 0-30 days + Amount Due 31-60 days + Amount Due 61-90 days +
 Amount Due Over 90 days =
 Total Current Amount Due.

 Aging bucket for Amount Due determined by End of Month Date - Original
 Billing Date.



 Gross Policy Collected and Change in Receivables Fields Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Gross Policy Receivables Record

 -----------------------------------------------------------------------------------
 Gross Policy    Type        Length  Required   Sample    Definitions
 Receivables
 -----------------------------------------------------------------------------------
 Program ID      Number           6       Yes     34      Numeric code provided by
                                                          CNIC

 Policy Number   Character       30       Yes  00000001   An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Monthly Written Number          22       Yes    4500     Total premium written
 Premium                                                  transferred to accounts
                                                          receivable for this month,
                                                          including policy fees.*

 Monthly Policy  Number          22       Yes     25      Total policy fee collected
 Fees Collected                                           for this month.

 Monthly         Number          22       Yes    1380     Total dollars gross
 Collected                                                premium received, if NA
 Premium                                                  place 0. **

 Service Charge  Number          22       Yes     25      Total service charge
 Amount                                                   collected for this month.

 Inspection Fee  Number          22       Yes     75      Total inspection fee
                                                          collected for this month

 Installment Fee Number          22       Yes      0      Total installment fee
                                                          collected for this month.

 Late Fee        Number          22       Yes      0      Total late fees collected
                                                          for this month.

 MVR Fee         Number          22       Yes      0      Total MVR fees collected
                                                          for this month.

 NSF Fee         Number          22       Yes      0      Total NSF fees collected
                                                          for this month.

 Expense ConstantNumber          22        No     55      Pertains to workers
 Amount                                                   compensation, expense
                                                          constant fee collected per
                                                          policy.

 Security DepositNumber          22       Yes      0      Total security deposit
                                                          collected for this month.

 Municipal Tax   Character        2        No      KY     The state of municipal tax
 State 1                                                  charged to the company
                                                          that is recoverable from
                                                          the insured.

 Municipal Tax   Number          22       Yes     55      Total municipal tax
 Amount 1                                                 collected for this month

 Municipal Tax   Character        2        No             The state of municipal tax
 State 2                                                  charged to the company
                                                          that is recoverable from
                                                          the insured.

 Municipal Tax   Number          22       Yes      0      Total municipal tax
 Amount 2                                                 collected for this month

 Municipal Tax   Character        2        No             The state of municipal tax
 State 3                                                  charged to the company
                                                          that is recoverable from
                                                          the insured.

 Municipal Tax   Number          22       Yes      0      Total municipal tax
 Amount 3                                                 collected for this month

 Municipal Tax   Character        2        No             The state of municipal tax
 State 4                                                  charged to the company
                                                          that is recoverable from
                                                          the insured.

 Municipal Tax   Number          22       Yes      0      Total municipal tax
 Amount 4                                                 collected for this month

 Municipal Tax   Character        2        No             The state of municipal tax
 State 5                                                  charged to the company
                                                          that is recoverable from
                                                          the insured.

 Municipal Tax   Number          22       Yes      0      Total municipal tax
 Amount 5                                                 collected for this month

 Surcharge Type 1Character       30        No      NJ     The type of surcharge
                                                          charged to the company
                                                          that is recoverable from
                                                          the insured.

 Surcharge 1     Number          22       Yes     55      Total surcharge dollars
                                                          for the specified
                                                          surcharge type

 Surcharge Type 2Character       30        No             The type of surcharge
                                                          charged to the company
                                                          that is recoverable from
                                                          the insured.

 Surcharge 2     Number          22       Yes      0      Total surcharge dollars
                                                          for the specified
                                                          surcharge type

 Surcharge Type 3Character       30        No             The type of surcharge
                                                          charged to the company
                                                          that is recoverable from
                                                          the insured.

 Surcharge 3     Number          22       Yes      0      Total surcharge dollars
                                                          for the specified
                                                          surcharge type

 Surcharge Type 4Character       30        No             The type of surcharge
                                                          charged to the company
                                                          that is recoverable from
                                                          the insured.

 Surcharge 4     Number          22       Yes      0      Total surcharge dollars
                                                          for the specified
                                                          surcharge type

 Surcharge Type 5Character       30        No             The type of surcharge
                                                          charged to the company
                                                          that is recoverable from
                                                          the insured.

 Surcharge 5     Number          22       Yes      0      Total surcharge dollars
                                                          for the specified

                                                          surcharge type

 Other Premium   Number          22       Yes     10      Total other charges
 Charges                                                  collected for this month.

 Change in PolicyNumber          22       Yes    4800     Total dollars transferred
 Receivable                                               to accounts receivable for
                                                          this month. ***

 Commissionable  Number          22       Yes    1080     Total dollars transferred
 Collected                                                to accounts payable for
 Premium                                                  this month. ****

 End Of Month    Date            10       Yes 10/31/1999  The last day of an
 Date                                                     accounting period in year
                                                          2000 format, MM/DD/YYYY

 Policy EffectiveDate            10       Yes 10/10/1997  Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Policy Risk     Character        2        No     ND      State listed on a policy
 State                                                    in location of risk-not
                                                          billing

 * Written Premium = Sum(PremiumByLine[Written Premium]),  which includes
 Policy Fees

 ** Monthly Collected Premium = Sum(PolicyCashTransactions[Premium Collected amount])

 *** Change in Policy Receivable = Monthly Written Premium - Monthly
 Collected Premium

 **** Commissionable Collected Premium = Monthly Collected Premium - (Monthly
 Policy Fees + Inspection Fee + Installment Fee + Late Fee + MVR Fee + NFS
 Fee + Service Charge + Expense Constant + Security Deposit + Municipal Tax 1
 + Municipal Tax 2 + Municipal Tax 3 + Municipal Tax 4 + Municipal Tax 5 +
 Surcharge 1 + Surcharge 2 + Surcharge 3 + Surcharge 4 + Surcharge 5 + Other
 Premium Charges)


 Policy Premium by Category Fields Listing

 Workers Compensation
 Following are field descriptions, attributes, maximum lengths and definitions for the Policy Premium by Category Record

 -----------------------------------------------------------------------------------
 Policy Premium by Type      Length Required    Sample    Definitions
 Category
 -----------------------------------------------------------------------------------
 Program ID        Number         6      Yes      34      Numeric code provided by
                                                          CNIC

 Group Number      Number        10      Yes   20000001   An alphanumeric code to
                                                          identify a Group for
                                                          Workers Comp and A & H.

 Policy Number     Character     30      Yes   00000001   An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Manual Premium    Number        22      Yes    6,800     The NAIC Manual premium.

 Modified Premium  Number        22      Yes    5,800     The NAIC Manual premium
                                                          less the Experience
                                                          Modification Factor.

 Standard Premium  Number        22      Yes    4,800     The modified premium less
                                                          additional credits.
                                                          Actual Premium Written.

 Experience        Number        22      Yes    1,000     Credit used to calculate
 Modification                                             Manual Premium to Modified
 Credit                                                   Premium

 Schedule Credits  Number        22      Yes     143      Credit used to calculate
                                                          Modified Premium to
                                                          Standard Premium.

 Drug Free Credits Number        22      Yes     143      Credit used to calculate
                                                          Modified Premium to
                                                          Standard Premium.

 Managed Care      Number        22      Yes     143      Credit used to calculate
 Credits                                                  Modified Premium to
                                                          Standard Premium.

 Premium Discount  Number        22      Yes     143      Credit used to calculate
 Credits                                                  Modified Premium to
                                                          Standard Premium.

 Contracting       Number        22      Yes     143      Credit used to calculate
 Premium Credit                                           Modified Premium to
                                                          Standard Premium.

 Safety Premium    Number        22      Yes     143      Credit used to calculate
 Credit                                                   Modified Premium to
                                                          Standard Premium.

 Other Credits     Number        22      Yes     143      Credit used to calculate
                                                          Modified Premium to
                                                          Standard Premium.

 Other Debits      Number        22      Yes     143      Debits used to calculate
                                                          Modified Premium to
                                                          Standard Premium.

 Accounting Date   Date          10      Yes  10/31/1997  The last day of an
                                                          accounting period in year
                                                          2000 format, MM/DD/YYYY

 System Date       Date          10      Yes  10/23/1997  A date assigned to a
                                                          transaction by the system
                                                          in a year 2000 format.
                                                          MM/DD/YYYY

 Policy Effective  Date          10      Yes  10/10/1997  Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Policy Risk State Character      2       No      ND      State listed on a policy
                                                          in location of risk-not
                                                          billing



 Policy Facultative by Line Listing

 Following are field descriptions, attributes, maximum lengths and definitions for the Policy Facultative by Line Listing Record

 -----------------------------------------------------------------------------------
 Policy Premium by Type      Length Required    Sample    Definitions
 Category
 -----------------------------------------------------------------------------------
 Program ID        Number         6      Yes      34      Numeric code provided by
                                                          CNIC

 Policy Number     Character     30      Yes   00000001   An alphanumeric code used
                                                          by the program to identify
                                                          a policy

 Policy Effective  Date          10      Yes  10/10/1997  Effective date of the
 Date                                                     policy in year 2000 format
                                                          MM/DD/YYYY

 Premium Type      Number         2      Yes      15      A Numeric Code provided by
                                                          CNIC

 AS Line           Number         5      Yes      17      Annual Statement Line.
                                                          Refer to " Annual
                                                          Statement Yellow Book"

 Agent's Line of   Character     40      Yes     D&O      To distinguish multiple
 Business                                     Liability   lines from an annual
                                                          statement line

 Premium           Number         2      Yes      10      A Numeric Code provided by
 Transaction Code                                         CNIC

 Attachment Point  Number        22      Yes 10,000,000   Amount of Clarendon
                                                          Retained Loss Paid where
                                                          Fac Coverage First Kicks
                                                          in

 Limits            Number        22      Yes 15,000,000   Amount of Clarendon
                                                          Retained Loss Paid where
                                                          Fac Coverage is exhausted

 Participation     Number        22      Yes     20%      Rate of  Fac Coverage to
 Rate                                                     Clarendon Retained Loss

 Reinsurer         Character     40      Yes  General Re  Name of Reinsurer Covering
                                                          Fac Cert.

 Facultative       Character     30      Yes   GR567123   An Alphanumeric code  used
 Certificate #                                            by the program to identify
                                                          a Fac Policy

 Facultative       Date          10      Yes  10/10/1997  Effective Date of the Fac
 Certificate                                              Cert.
 Effective Date

 Facultative       Date          10      Yes  10/10/1998  Expiration Date of the Fac
 Certificate                                              Cert.
 Expiration Date

 Facultative       Date          10       No  04/10/1998  Expiration Date of the Fac
 Certificate                                              Cert., required if
 Cancellation Date                                        cancelled

 Facultative Gross Number        22      Yes  20,000.00   Amount of the Fac Written
 Premium                                                  Premium

 Facultative GA    Number        22       No   2,000.00   General Agent's portion of
 Commission                                               Fac Commission

 Facultative       Number        22       No   1,000.00   Broker's portion of Fac
 Broker Commission                                        Commission

 Facultative       Number        22       No   6,000.00   Total Ceding Commission to
 Ceding                                                   CNIC on Fac Policy
 Commission

 Policy Risk State Character      2       No      NY      State listed on a policy
                                                          in location of risk-not
                                                          billing

 Transaction       Date          10      Yes  10/23/1997  A date when a transaction
 Effective Date                                           is effective in year 2000
                                                          format, MM/DD/YYYY

 System Date       Date          10      Yes  10/23/1997  A date assigned to a
                                                          transaction by the system
                                                          in a year 2000 format,
                                                          MM/DD/YYYY

 Accounting Date   Date          10      Yes  10/31/1997  The last day of an
                                                          accounting period in year
                                                          2000 format, MM/DD/YYYY

 NAIC #            Number         5      Yes    12345     Five Digit  Insurer /
                                                          Reinsurer NAIC Code

 FEIN #            Character     10      Yes  12-3456789  Nine Digit, 10 Character
                                                          Federal Tax Identification
                                                          Number of Reinsurer

 Domiciliary       Character     25      Yes   Chicago,   City, State of Reinsurer
 Jurisdiction                                    IL       Domiciled (City, Country
                                                          if Foreign Reinsurer)

 Reinsurer         Character      3      Yes      yes     See Comment Below for
 Authorized in                                            State of Authorization
 State of Insurer


 Note on State of Authorization. The following is a list of Clarendon Insurance Group Insurance Companies, and their corresponding state of
 Domicile:

 Clarendon National Insurance Company    -    New Jersey
 Clarendon America Insurance Company     -    New Jersey
 Harbor Specialty Insurance Company      -    New Jersey
 Clarendon Select Insurance Company      -    Florida
 Redland Insurance Company               -    New Jersey

                                  SCHEDULE 3
                                  ----------

                     GUARANTEE OF PAYMENT OF TRUST FUNDS


                                   RECITALS
                                   --------

           A. CLARENDON NATIONAL INSURANCE COMPANY (the "Company") and HALLMARK GENERAL AGENCY, INC. (the "General Agent") are parties to a General Agency Agreement dated July 1, 2004 (the "Agency Agreement"), pursuant to which, among other things, (i) premiums, return premiums, Profit Commissions, Corridor Return Commissions, Return Commissions (as such things are defined in the Agency Agreement) and other funds are due the Company or due the insureds under the Policies covered by the Agency Agreement, which funds are collectively withheld as and deemed to be "Trust Funds" with respect to which the General Agent is a fiduciary of the Company, and (ii) the General Agent is obligated to cause the principal shareholder(s) and the president of the General Agent to guarantee payment of the Trust Funds.

           B. Hallmark Financial Services, Inc. (the "Parent Guarantor") is the ultimate parent corporation of the General Agent

           C. The Company desires, as a condition precedent to its entering into the Agency Agreement, that the Parent Guarantor unconditionally guarantee to the Company, its successors and assigns, the full and prompt payment of Trust Funds as and when they are due and payable pursuant to the Agency Agreement.

           NOW, THEREFORE, in consideration of the mutual promises exchanged in the Agency Agreement, the Parent Guarantor hereby unconditionally guarantees to the Company, its successors and assigns, the full and prompt payment of trust funds as and when they are due and payable pursuant the Agency Agreement.

           The Parent Guarantor further agrees as follows:

                1. The Parent Guarantor waives (a) notice of, and consent to, any amendment or extension of the Agency Agreement, (b) notice of any non-performance of, or default under, the Agency Agreement, (c) trial by jury in any action brought on this guarantee as well as any right to interpose a defense based upon any statute of limitations or claim of laches, and (d) the performance of every condition precedent to which the Parent Guarantor or the General Agent might otherwise be entitled by law. The Parent Guarantor agrees that the Company may institute an action or claim under this guarantee without joining the General Agent as a party.

                2. The Company shall have no obligation to mitigate the Parent Guarantor's liability under this guarantee, and nothing herein shall require the Company, as a condition of this guarantee, to take any action against the General Agent to enforce payment of trust funds or to realize on the Company's security interest in any collateral provided for under the
 Agency Agreement; and any of   the foregoing actions taken by the Company
 shall not be deemed an election of remedies or waiver of any rights under this guarantee.

                3. The obligations of the Parent Guarantor under this guarantee shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, or otherwise affected by, any circumstance or occurrence, including without limitation: (a) any renewal, extension, amendment or substitution of, addition or supplement to, or deletion from, this guarantee or the Agency Agreement, (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of this guarantee or the Agency Agreement, (c) any furnishing of additional security to the Company or release of security by the Company, (d) any limitation on any party's liability or obligations under this guarantee or the Agency Agreement, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Parent Guarantor or the General Agent, or any assets pledged to the Company by either of them, or any action taken with respect to this guarantee or the Agency Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Parent Guarantor or the General Agent shall have knowledge of any of the foregoing, and (f) any unenforceability, illegality or invalidity of the obligation being guaranteed hereunder.

                4. This guarantee and its validity, construction and performance shall be governed in all respects by the laws of the State of New York. Any action or proceeding arising out of or relating to this guarantee or the enforcement thereof shall be brought in the Supreme Court of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, and the Parent Guarantor submits and consents to the non-exclusive jurisdiction of either of such courts for the purposes of such action or proceeding; and the Parent Guarantor further consents that process in any such action or proceeding may be served by registered or certified mail addressed to the party at his or its last known address, and such service shall be sufficient to confer in personam jurisdiction over the party so served.

                5.   This guarantee:

                     (a) may not be terminated, amended or supplemented, nor may any provision be waived, except by a writing signed by the party to be bound thereby;

                     (b) may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same instrument;

                     (c) shall bind and benefit the heirs, executors, administrators, personal representatives, successors and assigns of the Parent Guarantor and the Company.

                               HALLMARK FINANCIAL SERVICES, INC.

                               By: /s/ Mark Morrison
                               -----------------------------------

                                 ADDENDUM ONE
                                 ------------

               PROFIT COMMISSION AND CORRIDOR RETURN COMMISSION
               ------------------------------------------------

 This Addendum One to the General Agency Agreement ("Agreement") dated July 1, 2004 between Hallmark General Agency, Inc. ("General Agent") and Clarendon National Insurance Company ("Clarendon") is effective as of July 1, 2004. This Addendum One shall be considered an integral part of the Agreement and shall be deemed incorporated into the Agreement.

      1. Capitalized terms used in this Addendum One and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. As used in the Agreement, the following terms have the following meanings, which apply to both the singular and plural forms of the terms defined, and are hereby added to Section 1.1.

 "Base Loss Ratio" is defined in Section 3.3(a).

 "Corridor Loss Ratio" is defined in Section 3.3(d).

 "Corridor Return Commission" is defined in Section 3.3(d).

 "Losses" is defined in Sections and 3.3(c) and 3.3(f), respectively.

 "Loss Ratio" is defined in Sections 3.3(c) and 3.3(f), respectively.

 "Net Net Written Premium" means Net Written Premium less premiums paid by Clarendon for inuring excess reinsurance for the Policies.

  "Profit Commission" is defined in Section 3.3(a).


      2. The definitions provided for "Loss Corridor Collateral" and "Loss Corridor Rate" set forth in Section 1.1 are hereby deleted in their entirety.

      3. Section 3.3 is deleted in its entirety and the following is inserted in place thereof:

      3.3   Profit Commission and Corridor Return Commission.

           (a) Profit Commission. Subject to Section 3.3(b), in the event the Loss Ratio (as defined in Section 3.3(c)) for Policies produced during the first Underwriting Year is less than sixty-four and two tenths percent (64.2%) (the "Base Loss Ratio"), then the Provisional Commission shall be increased by an amount equal to (i) collected and earned Net Net Written Premium for Policies produced during the first Underwriting Year, multiplied by (ii) the percentage difference between the Base Loss Ratio less the Loss Ratio (the "Profit Commission").

           (b)  Payment of  Profit  Commission.    Within  thirty  (30)  days
 following the second anniversary of the first Underwriting Year, the Company's accountants shall calculate the Loss Ratio (as defined in Section 3.3(c)) and corresponding Profit Commission, if any, with respect to Policies produced during the first Underwriting Year. Within thirty (30) days thereafter, the Company shall remit a copy of its Loss Ratio calculation to the General Agent along with payment of the Profit Commission, if any, owed to the General Agent. On or before August 1st of each year thereafter (until such time as all losses under the Policies at issue have been fully settled and paid), the Company's accountants shall annually recalculate the Loss Ratio and, if necessary, adjust the Profit Commission as set forth herein. In the event the Profit Commission recalculated during the year at issue is less than the Profit Commission calculated in the immediately preceding year, the General Agent shall return the difference between such amounts to the Company. In the event the Profit Commission recalculated during the year at issue is greater than the Profit Commission calculated in the immediately preceding year, the Company shall pay the difference to the General Agent as additional Profit Commission. Any Profit Commission adjustments payable to the Company or the General Agent, as the case may be, shall be paid on or before September 1st of the year at issue. The Company's obligation to pay Profit Commission or Provisional Commission shall be subject at all times to any offset rights the Company may have under the Agreement or otherwise, including, without limitation, the right to offset against such amounts any Corridor Return Commission owed to the Company. If the General Agent fails to return any portion of the Profit Commission due the Company, the Company shall be entitled to draw against the Letter of Credit required under Section 3.3(e) to satisfy any shortfall or seek payment under the guarantee attached as
 Schedule 3 to the Agreement.

           (c) Definition of Loss Ratio. For purposes of calculating the Profit Commission, the term "Loss Ratio" means an amount equal to Losses divided by collected and earned Net Net Written Premium. For purposes of Sections 3.3(c) only, the term "Losses" means the sum of (a) all losses incurred under the Policies (including outstanding case reserves), plus (b) all allocated and unallocated loss adjustment expenses incurred in connection with such losses (provided that the amount of Legal Loss Adjustment Expenses, as defined in that certain Claims Administration Agreement between the General Agent and the Company, dated August 15, 2001, shall be limited to four percent (4.0%) of Net Written Premium), plus (c) losses incurred but not reported, as determined using the applicable IBNR factor listed in the chart below, provided that if such IBNR factor is less than the expected amount of losses incurred but not reported, as determined by Clarendon's actuaries at their sole reasonable discretion, then the amount of losses incurred but not reported for purposes of this Section 3.3(c) shall be the amount determined by Clarendon rather than the applicable IBNR factor.

    -----------------------------------------------------------------
                  IBNR Factors for Calculating the Loss Ratio
                             For Profit Commission
    -----------------------------------------------------------------

    25-36 Month Calculation              15.0% of Net Written Premium

    37-48 Month Recalculation            12.0% of Net Written Premium

    49-60 Month Recalculation           7.0% of Net Written Premium

    61-72 Month Recalculation           5.0% of Net Written Premium

    All Subsequent Recalculations        0.0% of Net Written Premium


           (d) Corridor Return Commission. If at any time the Corridor Loss Ratio (as defined below) exceeds the Base Loss Ratio, as determined by the Company in its sole reasonable discretion, the General Agent shall return to the Company immediately upon written notice a portion of the Provisional Commission equal to one percent (1.0%) of collected Net Written Premium for each corresponding one percent (1.0%) increase in the Corridor Loss Ratio above the Base Loss Ratio (or any portion thereof), subject to a cap or limit on the portion of the Provisional Commission to be returned equal to fifteen and eight tenths percent (15.8%) of collected Net Written Premium (the "Corridor Return Commission"). If the General Agent fails to promptly remit the entire amount of Corridor Return Commission due the Company upon request, the Company shall be entitled to draw against the Letter of Credit required under Section 3.3(e) to satisfy any Corridor Return Commission shortfall or seek payment under the guarantee attached as Schedule 3 to the Agreement. For purposes of calculating the Corridor Return Commission, the term "Corridor Loss Ratio" means an amount equal to (a) all losses and allocated and unallocated loss adjustment expenses paid under the Policies (provided that the amount of Legal Loss Adjustment Expenses, as defined in that certain Claims Administration Agreement between the General Agent and the Company, dated August 15, 2001, shall be limited to four percent (4.0%) of Net Written Premium), divided by (b) collected and earned Net Net Written Premium.

           (e) Letter of Credit. As security for performance by the General Agent of its obligations under this Article 3, the General Agent shall, substantially contemporaneously with the execution of the Agreement, provide the Company a clean, irrevocable, evergreen Letter of Credit, or other deposits or guarantees acceptable to the Company in its sole discretion. The Letter of Credit, or any replacement or renewal thereof, shall be in a form, and from a bank, acceptable to the Company in its sole discretion. For this purpose, any NAIC approved bank shall be deemed to be acceptable to the Company. The initial amount of the Letter of Credit shall be not less than Two Million Dollars ($2,000,000). Commencing October 1, 2004 and each quarter thereafter, the General Agent shall cause the amount of the Letter of Credit to be increased by an additional Two Million Dollars ($2,000,000). In the event the amount of Net Written Premium at the end of the first Underwriting Year exceeds Eighty Million Dollars ($80,000,000), the General Agent shall cause the Letter of Credit to be increased to an amount equal to ten percent (10%) of Net Written Premium within ninety days thereafter.

           (f) Additional Funding Obligations. If at any time (i) the Loss Ratio (as defined in this Section 3.3(f)) for the Policies exceeds seventy four and two tenths percent (74.2%), which calculation shall be performed within thirty days following the end of each anniversary of the first Underwriting Year, (ii) the Agreement is not renewed at the end of any Underwriting Year or is otherwise terminated, (iii) regulatory action is taken against the General Agent resulting in the loss, cancellation, declination, or suspension of any license or certificate of authority required by the General Agent to perform its obligations hereunder, (iv) there is a Change of Control of the General Agent, as defined in Section 9.5, or (v) the policyholders' surplus for either American Hallmark Insurance Company of Texas or Phoenix Indemnity Insurance Company falls below Eight Million Dollars ($8,000,000), then the General Agent shall immediately cause the Letter of Credit to be increased to, and subsequently maintained at, an amount equal to fifteen and eight tenths percent (15.8%) of Net Written Premium. For purposes of this Section 3.3(f) only, the term "Loss Ratio" means an amount equal to Losses divided by collected and earned Net Net Written Premium, where the term "Losses" is equal to the sum of (a) all losses incurred under the Policies (including outstanding case reserves), plus (b) all allocated and unallocated loss adjustment expenses incurred in connection with such losses (provided that the amount of Legal Loss Adjustment Expenses, as defined in that certain Claims Administration Agreement between the General Agent and the Company, dated August 15, 2001, shall be limited to four percent (4.0%) of Net Written Premium), plus (c) losses incurred but not reported, as determined using the applicable IBNR factor listed in the chart below, provided that if such IBNR factor is less than the expected amount of losses incurred but not reported, as determined by Clarendon's actuaries at their sole reasonable discretion, then the amount of losses incurred but not reported for purposes of this Section 3.3(f) shall be the amount determined by Clarendon rather than the applicable IBNR factor.

    -----------------------------------------------------------------
              IBNR Factors for Calculating the Loss Ratio for
                       Additional Funding Obligations
    -----------------------------------------------------------------

   13-24 Month Calculation           25.0% of Net Written Premium

   25-36 Month Recalculation         15.0% of Net Written Premium

   37-48 Month Recalculation     12.0% of Net Written Premium

   49-60 Month Recalculation       7.0% of Net Written Premium

   61-72 Month Recalculation       5.0% of Net Written Premium

   All             Subsequent      0.0% of Net Written Premium
   Recalculations


      (g) Release of Collateral. Within thirty days following the third anniversary of the end of the first Underwriting Year, Clarendon shall evaluate the expected ultimate incurred Losses. If at such time (i) Clarendon determines that the amount of the Letter of Credit exceeds the General Agent's expected ultimate Corridor Return Commission obligations with respect to the Policies (as determined from Clarendon's calculation of the expected ultimate incurred Losses), (ii) the Agreement has not been terminated, and (iii) the General Agent is not then in default of its obligations to Clarendon under the Agreement, then, at Clarendon's sole discretion, Clarendon may allow the General Agent to decrease the amount of the Letter of Credit to an amount necessary to satisfy the General Agent's expected ultimate Corridor Return Commission obligations going forward. A similar evaluation will be performed at twelve (12)-month intervals thereafter until all Losses are paid. The General Agent agrees that in the event the General Agent's expected ultimate Corridor Return Commission obligations with respect to the Policies, valued at the most current evaluation date, exceed the then present amount of the Letter of Credit, then the General Agent shall immediately fund, in cash or other security deemed in writing by Clarendon to be acceptable, any such deficiency. In no event shall the Letter of Credit be reduced to an amount less than the amount necessary to satisfy in full Hallmark's Corridor Return Commission obligations, as set forth herein.

           (j) Subsequent Underwriting Years. Unless otherwise agreed by the parties hereto, the provisions of this Section 3.3 shall apply to the Policies issued or renewed during each such Underwriting Year in the same manner as they apply to the Policies produced during the first Underwriting Year. For purposes of this Section 3.3, the first Underwriting Year is the period from July 1, 2004 to and including June 30, 2005 and each subsequent Underwriting Year will be the period commencing July 1st and ending June 30th of such year.

      3. In all other respects the Agreement shall remain unchanged and in full force and effect.


      IN WITNESS WHEREOF, the parties have cause this Addendum One to be executed by their duly authorized officers as of the day and year first written above.


 Attest:                       HALLMARK GENERAL AGENCY, INC.


 /s/ Joyce Wilhelm             By: /s/ Kevin Kasitz
 ----------------------        ------------------------------
                               Title:


 Attest:                       CLARENDON NATIONAL INSURANCE COMPANY


 /s/ Luba Ilyasova             By: /s/ Gary Ketels
 ----------------------        ------------------------------
                               Title: